UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

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Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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NOVAVAX, INC.

(Name of registrant as specified in its charter)

________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

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21 Firstfield Road Gaithersburg, MD 20878 T 240-268-2000 F 240-268-2100 www.novavax.com Nasdaq: NVAX

May 12, 2020

Dear Novavax Stockholder:

You are cordially invited to our Annual Meeting of Stockholders on Thursday, June 25, 2020, beginning at 8:30 a.m. Eastern Time. Due to the public health impact of the coronavirus pandemic (“COVID-19”) and to support the health and well-being of our stockholders, this year’s Annual Meeting of Stockholders will be held in a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting of Stockholders at www.viewproxy.com/Novavax/2020/VM. We are pleased to also provide a copy of our 2019 Annual Report to Stockholders with this proxy statement.

Your vote is important, and we hope you will be able to attend the Annual Meeting. You may vote over the Internet, by telephone, or, if you requested printed proxy materials, by mailing a proxy card or voting instruction form. Please review the instructions on each of your voting options described in this proxy statement. Also, please let us know if you plan to attend the live virtual webcast of our Annual Meeting by marking the appropriate box on the proxy card, if you requested printed proxy materials, or, if you vote by telephone or over the Internet, by indicating your plans when prompted.

We look forward to seeing you there.

Very truly yours,

Stanley C. Erck
President and Chief Executive Officer

NOVAVAX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 25, 2020

To the Stockholders of Novavax, Inc.:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Novavax, Inc., a Delaware corporation (the “Company,” “Novavax,” “we,” or “us”), will be held on Thursday, June 25, 2020 at 8:30 a.m. Eastern Time, via live webcast at www.viewproxy.com/Novavax/2020/VM, to consider and act upon the following matters:

1.	To elect two directors as Class I directors to serve on the board of directors of the Company (the “Board”), each for a three-year term expiring at the 2023 Annual Meeting of Stockholders;

2.	To consider and vote whether to approve, on an advisory basis, the compensation paid to our principal executive officer, principal financial officer, and two other most highly compensated individuals serving as executive officers on December 31, 2019 (collectively, the “Named Executive Officers”);

3.	To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended (the “2015 Stock Plan”) to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01 (our “Common Stock”), available for issuance thereunder by 7,100,000 shares;

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on April 29, 2020 (the “Record Date”) as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

The following Proxy Statement is included with the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2019, which contains financial statements and other information of interest to stockholders.

By Order of the Board of Directors,

John A. Herrmann III
Senior Vice President, General Counsel and Corporate Secretary

Gaithersburg, Maryland

May 12, 2020

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL WEBCAST OF THE ANNUAL MEETING, PLEASE PROMPTLY VOTE OVER THE INTERNET OR BY TELEPHONE AS PER THE INSTRUCTIONS ON THE ENCLOSED PROXY OR COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. POSTAGE IS NOT NEEDED IF MAILED IN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDERS ANNUAL MEETING

TO BE HELD ON JUNE 25, 2020:

Notice of Annual Meeting, Proxy Statement, and Annual Report are available free of charge at http://www.viewproxy.com/Novavax/2020

PROXY STATEMENT—TABLE OF CONTENTS

Novavax, Inc.

21 Firstfield Road

Gaithersburg, Maryland 20878

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on Thursday, June 25, 2020

INFORMATION CONCERNING THE ANNUAL MEETING

This Proxy Statement (“Proxy Statement”) is being furnished to stockholders in connection with the solicitation of proxies by the Board for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 25, 2020 at 8:30 a.m. Eastern Time via live webcast at www.viewproxy.com/Novavax/2020/VM and at any adjournments or postponements thereof. This Proxy Statement, the form of proxy, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Annual Report”) are being made available via the Internet and, upon request, will be mailed to our stockholders on or about May 15, 2020.

Why am I receiving these materials?

The Company has made these proxy materials available to you on the Internet or, upon your request, has delivered print versions of these proxy materials to you by mail, in order to provide you with information regarding the matters on which you may vote at the Annual Meeting. You are invited to attend the live virtual webcast of the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Can I access the materials on the Internet instead of receiving paper copies?

Yes, stockholders may access the Proxy Statement and the Annual Report via the Internet and vote online at www.AALVote.com/NVAX. On or about May 15, 2020, a Notice of Internet Availability of Proxy Materials (the “Notice”) was mailed to stockholders of record as of the close of business on the Record Date. We are furnishing our proxy materials to our stockholders on the Internet in lieu of mailing a printed copy of our proxy materials. You will not receive a printed copy of our proxy materials unless you request one. If you would like to receive a printed or electronic copy of the proxy materials, free of charge, you should follow the instructions for requesting such materials in the Notice. The Notice instructs you as to how you may access and review on the Internet all of the important information contained in these proxy materials or request a printed copy of those materials. The Notice also instructs you as to how you may vote your proxy.

The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of printing and mailing annual meeting materials.

What is “householding” and how does it affect me?

The Company has adopted the process called “householding” for mailing annual meeting materials to stockholders who share the same address. Such stockholders will have received a notice from their bank, broker, or other holder of record, indicating that they will receive only one copy of this Proxy Statement and Annual Report.

If you own your shares through a bank, broker, or other holder of record and wish to either stop or begin householding, you may do so, or you may request a separate copy of this Proxy Statement and Annual Report, either by contacting your bank, broker, or other holder of record at the telephone number or address provided in the above referenced notice, or contacting Novavax by telephone at (240) 268-2000 or in writing to Novavax, Inc., 21 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. If you request to begin or stop householding, you should provide your name, the name of your broker, bank, or other record holder, and your account information.

Novavax, Inc. | 2020 Proxy Statement	1

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote on the following matters:

•	To elect two directors as Class I directors to serve on the Board, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders;

•	To approve, on an advisory basis, the compensation paid to our Named Executive Officers;

•	To approve an amendment and restatement of the 2015 Stock Plan to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s Common Stock available for issuance thereunder by 7,100,000 shares;

•	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

•	To transact such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

In addition, management will report on the Company’s performance during fiscal year 2019 and respond to questions from stockholders.

Who is entitled to vote?

The only class of stock of the Company entitled to vote at the Annual Meeting is its Common Stock. Only the record holders of shares of Common Stock at the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, there were 57,958,587 shares of Common Stock outstanding and entitled to be voted. Each share entitles the holder to one vote on each of the matters to be voted upon at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?

The presence in person virtually or by proxy of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date and entitled to vote is required to constitute a quorum at the Annual Meeting. If a quorum is not present, the stockholders entitled to vote who are present in person virtually or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting until a quorum is present, without notice other than an announcement at the Annual Meeting, so long as such adjournment is less than 30 days and a new record date is not fixed. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally scheduled. Abstentions and broker non-votes will count in determining whether a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker or other nominee who holds shares represented by a proxy has not received voting instructions with respect to a particular item and does not have discretionary authority to vote such shares on the item.

Why is the Company holding a virtual Annual Meeting?

Due to the public health impact of the coronavirus outbreak (“COVID-19”) and to support the health and well-being of our stockholders, this year’s Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation, and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. Just like we did during our in-person meetings, during the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Novavax, Inc. | 2020 Proxy Statement	2

How can I attend the virtual Annual Meeting?

The Annual Meeting will be held entirely online. To attend the live webcast of the Annual Meeting, you must demonstrate that you were a Novavax stockholder as of the close of business on April 29, 2020 or hold a valid proxy for the Annual Meeting from such a stockholder.

•	To participate in the Annual Meeting live via the Internet you must register at www.viewproxy.com/Novavax/2020 by 11:59 p.m. Eastern Time on June 22, 2020.

•	On the day of the Annual Meeting, if you have properly registered, you may enter the Annual Meeting by logging in using the password you received via email in your registration confirmation at www.viewproxy.com/Novavax/2020/VM.

If you encounter any difficulties accessing the Annual Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937. If you do not comply with the procedures outlined above, you will not be admitted to the Annual Meeting.

Even if you plan to attend the live virtual webcast of the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the live virtual webcast of the Annual Meeting. Please note that no members of management or the Board will be in attendance at the physical location. A replay of the meeting, as well as any questions pertinent to meeting matters and management’s answers (including any questions that could not be answered during the meeting due to time constraints), will be made publicly available on our investor relations website promptly after the Annual Meeting.

How do I vote?

You may vote using any of the following methods:

•	Proxy card or voting instruction card. You may vote by filling out the proxy card or voting instruction form (if received by mail) and returning it in the envelope provided.

•	Telephone or the Internet. You may vote by calling 1-866-804-9616 or visiting the website www.AALVote.com/NVAX. The telephone and Internet voting procedures established by the Company for stockholders are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that these instructions have been properly recorded. The availability of telephone and Internet voting for beneficial owners will depend on the voting processes of your broker, bank, or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

•	At the Live Virtual Webcast of the Annual Meeting. All stockholders may vote at the Annual Meeting. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership such as a copy of your proxy card, voter instruction card, Notice of Internet Availability, or brokerage statement showing proof of your ownership of Novavax common stock as of April 29, 2020. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.viewproxy.com/Novavax/2020.

Novavax, Inc. | 2020 Proxy Statement	3

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Computershare, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

How does discretionary voting authority apply?

All properly executed proxies will be voted in accordance with the instructions of the stockholder. If you are a stockholder of record and you sign and return a proxy card without giving specific instructions, then the persons named as proxy holders, Stanley C. Erck and John A. Herrmann III, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting, including any floor proposals.

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the Nasdaq and the New York Stock Exchange, which generally govern this issue regardless of the exchange on which the company is listed, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, equity compensation matters, and the election of directors, even if they are not contested.

Most brokers are permitted to vote your shares only with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the year ending December 31, 2020, even if they do not receive instructions from you in a timely manner, so long as they hold your shares in their name and have requested your instructions. Brokers do not have authority, discretionary or otherwise, to vote your shares for the election of directors; the approval, on an advisory basis, of the compensation paid to our Named Executive Officers; or the approval of the amendment to the Company’s 2015 Stock Plan unless they receive proper instructions to do so from you in a timely manner.

In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions with respect to each proposal to the organization that holds your shares by carefully following the instructions provided in the proxy card or voting instruction form.

What are the Board’s recommendations?

Proposal	Board Recommendation

No. 1 – Election of Directors	For all nominees

No. 2 – The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	For

No. 3 – Amendment and Restatement of the 2015 Stock Plan	For

No. 4 – Ratification of Ernst & Young LLP as Independent Auditors for 2020	For

Novavax, Inc. | 2020 Proxy Statement	4

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Broker Non-Votes Allowed	Abstentions	You May Vote

No. 1 – Election of Directors	Plurality of Votes Cast	No	No Effect	FOR or WITHHOLD

No. 2 – The approval, on an advisory basis, of the compensation paid to our Named Executive Officers	Majority of Votes Cast	No	No Effect	FOR, AGAINST, ABSTAIN

No. 3 – Amendment and Restatement of the 2015 Stock Plan	Majority of Votes Cast	No	No Effect	FOR, AGAINST, ABSTAIN

No. 4 – Ratification of Ernst & Young LLP as Independent Auditors for 2020	Majority of Votes Cast	Yes	No Effect	FOR, AGAINST, ABSTAIN

Can I change my vote after I have voted?

Stockholders may revoke proxies at any time before they are exercised at the Annual Meeting by (a) signing and submitting a later-dated proxy to the Secretary of the Company; (b) delivering written notice of revocation to the Secretary of the Company; or (c) voting electronically at the Annual Meeting. In light of disruptions caused by COVID-19, if you intend to revoke your proxy by such written notice, we advise that you also send a copy via email to ir@novavax.com with “Attention: Corporate Secretary” in the subject line. Attendance at the live virtual webcast of the Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the stockholder’s proxy and vote at the live virtual webcast of the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.

Who bears the cost of solicitation of proxies?

The Company will bear the cost of soliciting proxies. This cost also includes support for the hosting of the live virtual webcast of the Annual Meeting. In addition to solicitations by mail, the Company’s directors, officers, and regular employees may, without additional remuneration, solicit proxies in person, by telephone, or by electronic transmission and/or facsimile transmission. The Company may also utilize the assistance of third parties in connection with our proxy solicitation efforts, and will compensate such third parties for their efforts. The Company has retained Alliance Advisors, LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of expenses that are not expected to exceed $18,000 in the aggregate. The Company will also request brokerage houses, custodians, nominees and fiduciaries or other similar organizations to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses, custodians, nominees and fiduciaries or other similar organizations for their reasonable expenses in connection with this distribution.

Novavax, Inc. | 2020 Proxy Statement	5

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

Pursuant to the Company’s charter, the Board of Directors (the “Board”) may consist of no fewer than three directors, with the specific number to be authorized by the Board from time to time at its discretion. The Board is presently authorized to consist of eight members, and currently includes the following seven individuals: Richard H. Douglas, Ph.D., Stanley C. Erck, Gary C. Evans, Rachel K. King, Michael A. McManus, Jr., J.D., Rajiv I. Modi, Ph.D., and James F. Young, Ph.D.

The members of the Board are divided into three classes, designated as Class I, Class II, and Class III, each serving staggered three-year terms. The term of the Class I directors expires at the Annual Meeting. The terms of the Class II and Class III directors will expire at the 2021 and 2022 Annual Meetings of Stockholders, respectively. A director of any class who is elected by the Board to fill a vacancy resulting from an increase in the number of directors holds office for the remaining term of the class to which he or she is elected. A director who is elected by the Board to fill a vacancy arising in any other manner holds office for the remaining term of his or her predecessor. Directors elected by the stockholders at an annual meeting to succeed those whose terms expire at such meeting are of the same class as the directors they succeed and are elected for a term to expire at the third annual meeting of stockholders after their election and until their successors are duly elected and qualified.

In the event of any increase or decrease in the authorized number of directors, the newly created or eliminated directorships must be apportioned by the Board among the three classes so as to ensure that no one class has more than one director more than any other class, unless otherwise determined by a resolution of the Board. However, existing directors cannot move across classes and, therefore, the number of directors in each class may become temporarily imbalanced. The following information outlines our directors and their ages and positions as of April 29, 2020, followed by biographical information of each such director.

Nominees for Election as Class I Directors

After recommendation by the Nominating and Corporate Governance Committee, the Board has designated Stanley C. Erck and Rajiv I. Modi, Ph.D. as nominees for election as Class I directors of the Company at the Annual Meeting. If elected, each such nominee will serve until the expiration of his term at the 2023 Annual Meeting of Stockholders and until his successor is elected and qualified. Mr. Erck and Dr. Modi have consented to being named in this Proxy Statement and to serve if elected. The Board has no reason to believe that Mr. Erck and Dr. Modi will be unable or unwilling to serve if elected. If any nominee becomes unavailable to serve as a director, the persons named in the proxy will vote the proxy for a substitute nominee or nominees as they, in their discretion, shall determine.

Novavax, Inc. | 2020 Proxy Statement	6

Information on the nominees follows:

STANLEY C. ERCK
	Age:	72	Class:	I	Year First Elected Director:	2009

President and Chief Executive Officer of Novavax, Inc. since April 2011 and a Director since June 2009, and previously served as Executive Chairman from February 2010 to April 2011 and Interim Chief Financial Officer from November 2017 to March 2018. From 2000 to 2008, Mr. Erck served as President and Chief Executive Officer of Iomai Corporation, a developer of vaccines and immune system therapies, which was acquired in 2008 by Intercell AG. He also previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now Sanofi Genzyme, and Baxter International.

Other Directorships:	Mr. Erck serves as a member of the boards of MaxCyte, Inc. and MDBio Foundation.
Education:	Mr. Erck received a B.S. in economics from the University of Illinois and a M.B.A from the University of Chicago.
Skills/Qualifications:	We believe that Mr. Erck is well-suited to serve on our Board due to his leadership experience in the biotechnology industry, having held chief executive officer positions for several companies, and his extensive experience of serving on other companies’ boards.

RAJIV I. MODI, PH.D.
	Age:	59	Class:	I	Year First Elected Director:	2009

Chairman and Managing Director of Cadila Pharmaceuticals, Ltd. (“Cadila”), a company organized in India, since 1995. Dr. Modi was elected to Novavax, Inc.’s Board based upon his relationship with the Company’s largest stockholder at the time. As of April 29, 2020, Satellite Overseas (Holdings) Limited, a subsidiary of Cadila, holds less than one percent of the Company’s outstanding Common Stock. Dr. Modi serves as a member of the boards of other Cadila group companies.

Other Directorships:	Dr. Modi serves as a member of the board of Cadila, as well as the boards of numerous other private companies and foreign public companies.
Education:	Dr. Modi received a bachelor’s degree of technology in chemical engineering from the Indian Institute of Technology, a master’s degree in biological engineering from University College, London, and a Ph.D. in biological science from the University of Michigan.
Skills/Qualifications:	We believe that Dr. Modi is well-suited to serve on our Board due to his extensive leadership experience, as well as technical expertise in the development and manufacturing of pharmaceutical products. He also brings broad experience in international joint ventures and pharmaceutical sales.

FOR PROPOSAL NO. 1, THE BOARD RECOMMENDS THAT THE STOCKHOLDERS

VOTE “FOR” THE ELECTION OF THE NOMINEES.

Novavax, Inc. | 2020 Proxy Statement	7

Directors Continuing as Class II Directors

RICHARD H. DOUGLAS, PH.D.
	Age:	67	Class:	II	Year First Elected Director:	2010

Former Senior Vice President, Corporate Development, Genzyme Corporation. From 1989 to 2011, Dr. Douglas led Genzyme Corporation’s Corporate Development team, and was involved in numerous acquisitions, licenses, financings, joint ventures, and strategic alliances. From 1982 until its merger with Genzyme Corporation in 1989 (now Sanofi Genzyme), Dr. Douglas served in science and corporate development capacities at Integrated Genetics. Dr. Douglas was a postdoctoral fellow in Dr. Leroy Hood’s laboratory at the California Institute of Technology.

Other Directorships:	Dr. Douglas serves as a member of the boards of University of Michigan Technology Transfer National Advisory Board, Aldeyra Therapeutics, Inc., and MaxCyte, Inc.
Education:	Dr. Douglas received a B.S. in chemistry from the University of Michigan and a Ph.D. in biochemistry from the University of California, Berkeley.
Skills/Qualifications:	We believe that Dr. Douglas is well-suited to serve on our Board due to his significant business experience and scientific background.

GARY C. EVANS
	Age:	62	Class:	II	Year First Elected Director:	1998

Chairman of the Board and Chief Executive Officer of Generation Hemp, Inc. since 2019, and prior to that Chairman of the Board and Chief Executive Officer of Energy Hunter Resources, Inc., a Dallas based oil and gas exploration and production company, from May 2016 to November 2019. From May 2009 until May 2016, Mr. Evans served as Chairman of the Board and Chief Executive Officer of Magnum Hunter Resources Corporation (“Magnum Hunter”). In December 2015, Magnum Hunter filed for Chapter 11 bankruptcy and exited restructuring in May 2016 under Mr. Evans’ leadership. Mr. Evans was also founder and CEO of Eureka Hunter Holdings, LLC, Magnum Hunter Resources Inc., Wind Hunter Energy, LLC, and GreenHunter Energy, Inc. Mr. Evans was inducted into the World Hall of Fame for Ernst & Young Entrepreneurs. He was also recognized as the Energy Industry Leader of the year in 2013 and chosen by Finance Monthly in 2013 as one of the most respected CEO’s. Mr. Evans was chosen as the Best CEO in the “Large Company” category by Texas Top Producers in 2013 and won the Deal Maker of the Year Award in 2013 by Finance Monthly.

Other Directorships:	Mr. Evans serves as a member of the board of directors of Generation Hemp, Inc., and on the Advisory Board of the Maguire Energy Institute at Southern Methodist University.
Skills/Qualifications:	We believe that Mr. Evans is well-suited to serve on our Board due to his entrepreneurial experience in the development of a number of companies as well as his extensive leadership experience and his aptitude for reading and understanding financial statements.

Dire

Novavax, Inc. | 2020 Proxy Statement	8

Directors Continuing as Class III Directors

RACHEL K. KING
	Age:	60	Class:	III	Year First Elected Director:	2018

Founder and Chief Executive officer of GlycoMimetics, Inc. since 2003. Mrs. King was an Executive in Residence at New Enterprise Associates (“NEA”), one of the nation’s leading venture capital firms. Mrs. King joined NEA after serving as a Senior Vice President of Novartis Corporation. Before Novartis, Mrs. King spent ten years with Genetic Therapy, Inc. (“GTI”) through the company’s early stage, initial public offering, and eventual sale to Novartis, after which she ran GTI as a wholly owned subsidiary of Novartis. Mrs. King worked previously at ALZA Corporation and Bain and Company.

Other Directorships:	Mrs. King currently serves on the board of directors of GlycoMimetics, Inc., as well as the executive committee of the Biotechnology Innovation Organization. She also sits on the board of directors of the University of Maryland BioPark.
Education:	Mrs. King received her Bachelors of Arts degree from Dartmouth College and her Masters in Business Administration from Harvard Business School.
Skills/Qualifications:	We believe that Mrs. King is well-suited to serve on our Board due to her successful growth and development of businesses and products, experience as a chief executive officer of a public company, her significant experience in governance, legal, and risk management, and reading and understanding financial statements.

MICHAEL A. MCMANUS, JR., J.D.
	Age:	77	Class:	III	Year First Elected Director:	1998

Former President and Chief Executive Officer of Misonix, Inc. from 1999 to 2016. Mr. McManus served as President, Chief Executive Officer and Director of New York Bancorp Inc. from 1991 through March 1998. He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998. From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc. Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group. Mr. McManus served in the U.S. Army Infantry from 1968 through 1970. Mr. McManus is a recipient of the Ellis Island Medal of Honor.

Other Directorships:	Mr. McManus serves as a member of the board of directors of The Eastern Company.
Education:	Mr. McManus received a B.A. in economics from the University of Notre Dame and a J.D. from the Georgetown University Law Center.
Skills/Qualifications:	We believe that Mr. McManus is well-suited to serve on our Board due to his successful growth and development of businesses and products, experience as a chief executive officer of a public company, his significant experience in governance, legal, and risk management, and reading and understanding financial statements.

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JAMES F. YOUNG, PH.D.
	Age:	67	Class:	III	Year First Elected Director:	2010

Former Chairman of the Board and Chief Executive Officer of Targeted Microwave Solutions, Inc. from 2016 to 2018. Former President, Research and Development, at MedImmune, Inc. Dr. Young has been Chairman of the Board of Novavax, Inc. since April 2011 and a Director since April 2010. Dr. Young held the position of President, Research and Development, at MedImmune, Inc. from 2000 until 2008 and previously served as Executive Vice President, Research and Development from 1999 to 2000, Senior Vice President from 1995 to 1999, and as Senior Vice President, Research and Development from 1989 to 1995.

Other Directorships:	Dr. Young serves as a member of the board of Sagimet Biosciences, a privately-held biopharmaceutical company.
Education:	Dr. Young received B.S. degrees in general science and biology from Villanova University, as well as a Ph.D. in microbiology and immunology from Baylor College of Medicine.
Skills/Qualifications:	We believe that Dr. Young is well-suited to serve on our Board due to his years of experience in the fields of molecular genetics, microbiology, immunology, and pharmaceutical development. In addition, Dr. Young brings extensive scientific background and experiences, particularly in the areas of vaccine research and development.

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INFORMATION REGARDING THE BOARD AND CORPORATE GOVERNANCE MATTERS

On March 20, 2020, the Board determined, upon a recommendation by the Nominating and Corporate Governance Committee, that, with the exception of Dr. Modi and Mr. Erck, all of the members of the Board are “independent” directors, as that term is defined in the Nasdaq listing standards. Mr. Erck is currently the President and Chief Executive Officer of the Company. Dr. Modi is not an “independent” director due to his interest in Cadila and the joint venture it has with the Company, as described in the section titled “Certain Relationships and Related Transactions.”

During 2019, the Board met 13 times and acted by written consent in lieu of a meeting one time. In addition, the non-employee directors met four times in executive session during the same period. Each of our incumbent directors attended at least 75% of the aggregate of the total number of meetings of the Board they were eligible to attend and the total number of meetings held by all committees on which they served.

Recognizing that director attendance at the Company’s annual meetings of stockholders provides stockholders with an opportunity to communicate with members of the Board, the Company strongly encourages (but does not require) members of the Board to attend such meetings. All of the then-current Board members attended the 2019 Annual Meeting of Stockholders.

Leadership Structure and Risk Oversight

The Board has elected to separate the roles of Chief Executive Officer and Chairman of the Board. On April 19, 2011, Mr. Erck was elected to the role of President and Chief Executive Officer and Dr. Young was elected as Chairman of the Board. Mr. Erck had served as Executive Chairman from February 2010 until April 19, 2011. Before being elected as Chairman of the Board, Dr. Young had served as a member of the Board from April 2010 until April 19, 2011.

The Chief Executive Officer and Chairman work closely together to execute the strategic plan of the Company. The Chairman mentors and advises the senior scientific team, provides an extensive network of contacts, and reports regularly to the Board. The Company believes that the combination of Mr. Erck as the President and Chief Executive Officer and Dr. Young as the Chairman of the Board is an effective leadership structure for the Company. The additional avenues of communication between the Board and management associated with having Dr. Young serve as Chairman provides the basis for the proper functioning of the Board and its oversight of management.

Management of the Company is primarily responsible for managing the risks Novavax faces in the ordinary course of operating the business. The Board actively oversees potential risks and risk management activities by receiving operational and strategic presentations from management, which include discussions of key risks to the business. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management the system of disclosure controls and internal controls over financial reporting and discusses the key risks facing the Company and the processes or actions being taken to mitigate those risks. The Audit Committee also reviews specific risk areas, such as cybersecurity risk, on a regular basis with input from management. As part of this review, the Company’s Vice President, Information Technology provides regular updates to the Audit Committee regarding any current cybersecurity risks and the Company’s cybersecurity risk management program and activities. The Nominating and Corporate Governance Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important compliance and quality issues. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to incentive compensation programs and key employee retention issues. The Board committees are chaired by independent directors and, at each Board meeting, each of the committee chairs delivers a report to the full Board on the activities and decisions made by the committees at recent meetings. There is also a significant amount of cross-over with respect to the membership of the various committees, allowing information to flow freely outside of a full board meeting.

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Board Committees

The Board currently has three standing committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. In addition to the descriptions below, please refer to the “Compensation Committee Report” and “the Audit Committee Report” included in this Proxy Statement. The members of the committees are shown below.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard H. Douglas, Ph.D.	Member	Member	—
Stanley C. Erck	—	—	—
Gary C. Evans	Member	—	Chair
Rachel K. King	—	Member	Member
Michael A. McManus, Jr., J.D.	Chair	Member	Member
Rajiv I. Modi, Ph.D.	—	—	—
James F. Young, Ph.D.	—	Chair	Member

Audit Committee

Each Audit Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), and an “independent director,” as defined by the listing standards of the Nasdaq. The Board has determined that each of Mr. McManus and Mr. Evans qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the SEC, and is financially sophisticated as required by the listing standards of the Nasdaq. During 2019, the Audit Committee met six times and did not act by written consent in lieu of a meeting.

The Audit Committee acts pursuant to a written charter as adopted by the Board. A current copy of the charter is available on the Company’s website at www.novavax.com. The Audit Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy, and is charged with performing an annual self-evaluation with the goal of continuing improvement.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. To this end, the Audit Committee meets with the Company’s independent registered public accounting firm to discuss the scope and results of its examination and reviews the financial statements and reports contained in the Company’s periodic and other filings. The Audit Committee also reviews the adequacy and efficacy of the Company’s accounting, auditing and financial control systems, as well as the Company’s disclosure controls and procedures; monitors the adequacy of the Company’s accounting and financial reporting processes and practices; and considers any issues raised by its members, the Company’s independent registered public accounting firm and the Company’s employees. To assist in carrying out its duties, the Audit Committee is authorized to investigate any matter brought to its attention, retain the services of independent advisors (including legal counsel, auditors, and other experts), and receive and respond to concerns and complaints relating to accounting, internal accounting controls, and auditing matters. The Audit Committee regularly meets with both the Company’s management and its independent auditor collectively and, at times, independently and without the other present, and meets in executive session without management or the independent auditor present.

Compensation Committee

Each Compensation Committee member is a “non-employee director,” as defined by Rule 16b-3 of the Exchange Act, “outside director,” as defined in Section 162(m) of the Code, and an “independent director,” as defined by the listing standards of the Nasdaq, including the heightened standards that apply to compensation committee members. During 2019, the Compensation Committee met four times and acted by written consent in lieu of a meeting one time.

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The Compensation Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Compensation Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy.

The Compensation Committee reviews and recommends salaries and other compensatory benefits for the employees, executive officers, and directors of Novavax. The Compensation Committee also recommends actions to administer the Company’s equity incentive plans and recommends stock option grants and other awards for employees, executive officers, and directors of Novavax.

As set forth in its charter, the Compensation Committee’s authority and responsibilities include but are not limited to:

•	reviewing and recommending to the Board the goals and objectives relevant to the Company’s Chief Executive Officer and other executive officers, annually evaluating the performance of the Chief Executive Officer and other executive officers, and recommending to the independent members of the Board the compensation levels and annual awards for the Chief Executive Officer and other executive officers;

•	overseeing the Company’s overall compensation philosophy, policies, and programs;

•	making recommendations to the Board about the compensation of the directors;

•	approving and administering the Company’s equity-based plans and awards and management incentive plans; and

•	approving and reviewing employment agreements, severance arrangements, retirement arrangements, change in control provisions, and any supplemental benefits or perquisites for senior management.

The Compensation Committee has the authority to engage independent compensation consultants or advisors, as it may deem appropriate in its sole discretion, and to approve related fees and retention terms of such consultants or advisors.

The Compensation Committee routinely holds meetings, some of which management attends, as well as executive sessions without management, where compensation is discussed. The chair of the Compensation Committee is responsible for leadership of the Compensation Committee and sets meeting agendas.

The Compensation Committee may request that any executive officer or employee of the Company, outside counsel, or consultant attend Compensation Committee meetings or confer with any members of, or consultants to, the Compensation Committee. The Compensation Committee is supported in its efforts by the Company’s Legal and Human Resources teams, to which the Compensation Committee delegates authority for certain administrative functions. The Chief Executive Officer gives performance assessments and compensation recommendations for each executive officer of the Company (other than himself). The Chairman gives performance assessments and compensation recommendations for the Chief Executive Officer. The Compensation Committee considers the Chief Executive Officer’s and the Chairman’s recommendations and the information provided by the Human Resources team in its deliberations regarding executive compensation and sets the compensation of the executive officers based on such deliberations and recommends that the Board ratify such compensation. The Chief Executive Officer and the Senior Vice President, Human Resources generally attend Compensation Committee meetings but are not present for executive sessions or any discussion of their own compensation.

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Nominating and Corporate Governance Committee

Each Nominating and Corporate Governance Committee member is an “independent director,” as defined by the listing standards of the Nasdaq. During 2019, the Nominating and Corporate Governance Committee met four times and did not act by written consent in lieu of a meeting.

The Nominating and Corporate Governance Committee acts pursuant to a written charter, a current copy of the charter is available on the Company’s website at www.novavax.com. The Nominating and Corporate Governance Committee reviews and evaluates the charter annually to ensure its adequacy and accuracy.

As provided in the charter, the primary function of the Nominating and Corporate Governance Committee is to assist the Board in fulfilling its responsibilities by: reviewing and making recommendations to the Board regarding the Board’s size, structure, and composition; establishing criteria for Board membership; identifying and evaluating candidates qualified to become members of the Board, including candidates proposed by stockholders; selecting, or recommending for selection, director nominees to be presented for approval at the annual meeting of stockholders and to fill vacancies on the Board; overseeing the Company’s corporate governance guidelines; evaluating Company policies relating to the recruitment of Board members; developing and recommending to the Board corporate governance policies and practices applicable to the Company; monitoring compliance with the Company’s Code of Business Conduct and Ethics and handling such other matters as the Board or committee deems appropriate. The Nominating and Corporate Governance Committee’s goal is to contribute to the effective representation of the Company’s stockholders and to play a leadership role in shaping the Company’s corporate governance.

As noted above, it is the Nominating and Corporate Governance Committee’s responsibility to review and evaluate director candidates, including candidates submitted by stockholders. In performing its evaluation and review, the Nominating and Corporate Governance Committee does not differentiate between candidates based on the proposing constituency, but rather applies the same criteria to each candidate.

Nomination Procedures

Stockholders who wish to nominate qualified candidates to serve as directors of the Company may do so in accordance with the procedures set forth in the Company’s Amended and Restated By-Laws (“By-Laws”), which procedures did not change during the last fiscal year. As set forth in the By-Laws, a stockholder must notify the Company in writing, by notice delivered to the attention of the Secretary of the Company at the address of the Company’s principal executive offices, of a proposed nominee. In order to ensure meaningful consideration of such candidates, notice must be received not less than 60 days nor more than 90 days prior to the anniversary date of the applicable year’s annual meeting of stockholders; provided, however, that in the event that the date of the applicable year’s annual meeting of stockholders is more than 30 days before or after the anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

The notice must set forth as to each proposed nominee:

•	name, age, business and residence address;

•	his or her principal occupation or employment;

•	the class and number of shares of capital stock and other securities of the Company, if any, which are beneficially owned by such nominee and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person with respect to the Company’s securities; and

•	any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations, or is otherwise required, in each case pursuant to applicable law.

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The notice must also set forth with respect to the stockholder giving the notice and each Stockholder Associated Person:

•	the name and address, as they appear on the Company’s books, of such stockholder;

•	a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder and each Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand;

•	the class and number of shares of capital stock and other securities of the Company that are owned by such person; and

•	any derivative positions held of record or beneficially by such person and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such person, with respect to the Company’s securities.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

In addition, any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Company, and such completed questionnaire shall be submitted promptly, and in any event within ten days, after the Company provides the form of such questionnaire. The Company may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee to serve as a director. Nominations received through this process will be forwarded to the Nominating and Corporate Governance Committee for review.

The Nominating and Corporate Governance Committee strives to maintain a board of directors with a diverse set of skills and qualifications, to ensure that the board of directors is adequately serving the needs of the Company’s stockholders. Before evaluating director candidates, the Nominating and Corporate Governance Committee reviews the skills and qualifications of the directors currently serving on the Board and identifies any areas of weakness or skills of particular importance. On the basis of that review, the Nominating and Corporate Governance Committee will evaluate director candidates with those identified skills. While the Nominating and Corporate Governance Committee does not have a formal policy on Board diversity, the committee takes into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences, and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences, and viewpoints, and considers those diversity considerations, in view of the needs of the Board as a whole, when making decisions on director nominations. The Nominating and Corporate Governance Committee considers the following skills and experiences necessary to the Board: industry knowledge, clinical development expertise, commercialization expertise, manufacturing expertise, financial expertise and capital raising experience, and scientific or medical education and experience, particularly in vaccine-related fields.

While there are no set minimum requirements, a candidate should:

•	be intelligent, thoughtful, and analytical;	•	have excelled in both academic and professional settings;

•	possess superior business-related knowledge, skills, and experience;	•	demonstrate achievement in his or her chosen field;

•	reflect the highest integrity, ethics, and character;	•	be free of actual or potential conflicts of interest;

•	have the ability to devote sufficient time to the business and affairs of the Company; and	•	demonstrate the capacity and desire to represent the best interests of the Company’s stockholders as a whole.

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In addition to the above criteria (which may be modified from time to time), the Nominating and Corporate Governance Committee may consider such other factors as it deems in the best interests of the Company and its stockholders and that may enhance the effectiveness and responsiveness of the Board and its committees. Finally, the Nominating and Corporate Governance Committee must consider a candidate’s independence to make certain that the Board includes at least a majority of “independent” directors to satisfy all applicable independence requirements, as well as a candidate’s financial sophistication and special competencies.

The Nominating and Corporate Governance Committee identifies potential candidates through referrals and recommendations, including by incumbent directors, management, and stockholders, as well as through business and other organizational networks. To date, the Nominating and Corporate Governance Committee has not retained or paid any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees, although it reserves the right to engage executive search firms and other third parties to assist in finding suitable candidates.

Current members of the Board with the requisite skills and experience are considered for re-nomination, balancing the value of the member’s continuity of service with that of obtaining a new perspective, and considering each individual’s contributions, performance and level of participation, the current composition of the Board, and the Company’s needs. The Nominating and Corporate Governance Committee also must consider the age and length of service of incumbent directors. In March 2005, the Nominating and Corporate Governance Committee recommended to the Board, and the Board adopted, a rule not to re-nominate a director for re-election if such director has served ten years as a director or has reached 75 years of age, unless circumstances exist which cause the Nominating and Corporate Governance Committee to believe that despite such factors, such a nomination was in the best interest of the Company In accordance with this policy, although each of Mr. Erck and Dr. Modi will have served on our board for more than ten years, the Nominating and Corporate Governance Committee determined to nominate each of them for reelection to the Board at the Annual Meeting due to Mr. Erck’s leadership experience in the biotechnology industry and his extensive experience of serving on other companies’ boards and due to Dr. Modi’s extensive leadership experience, technical expertise in the development and manufacturing of pharmaceutical products and broad experience in international joint ventures and pharmaceutical sales. If any existing members do not wish to continue in service or if it is decided not to re-nominate a director, new candidates are identified in accordance with those skills, experience, and characteristics deemed necessary for new nominees, and are evaluated based on the qualifications set forth above. In every case, the Nominating and Corporate Governance Committee meets (in person or telephonically) to discuss each candidate, and may require personal interviews before final approval. Once a slate of nominees is selected, the Nominating and Corporate Governance Committee presents it to the full Board.

Corporate Governance Guidelines

The Board adopted corporate governance guidelines that are available on the Company’s website at www.novavax.com.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to each of Novavax’ employees, officers, and directors, including, but not limited to, the Company’s Chief Executive Officer and Chief Financial Officer. The Code of Ethics is reviewed at least annually by the Nominating and Corporate Governance Committee. A current copy of the Code Ethics, as amended, is available on the Company’s website at www.novavax.com. The Company intends to disclose on its website any future amendments to and waivers of the Code of Ethics that apply to its Chief Executive Officer, Principal Financial Officer and Principal Accounting Officer, and persons performing similar functions.

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Stockholder Communications with the Board of Directors

The Board welcomes communications from stockholders and has adopted a procedure for receiving and addressing such communications. Stockholders may send written communications to the entire Board or individual directors, addressing them to Novavax, Inc., 21 Firstfield Road, Gaithersburg, Maryland 20878, Attention: Corporate Secretary. Communications by email should be addressed to ir@novavax.com and marked “Attention: Corporate Secretary” in the “Subject” field. All such communications will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Company has the authority to discard the communication or take appropriate legal action.

Certain Relationships and Related Transactions

The Company’s Code of Ethics provides that the Audit Committee is responsible for approving all transactions or business relationships involving Novavax and any director or executive officer, including any transactions between Novavax and either the director or officer personally, members of their immediate families or entities in which they have an interest. In evaluating related party transactions, the Audit Committee members apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board and as individual directors. The Audit Committee will approve a related party transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

Dr. Modi, a director of Novavax, is also the managing director of Cadila. Novavax and Cadila have formed a joint venture called CPL Biologicals Private Limited, of which Novavax owns 20% and Cadila owns the remaining 80%. As of April 29, 2020, a subsidiary of Cadila owns 125,000 shares of Novavax’ outstanding Common Stock.

In July 2017, the Company entered into a consulting agreement with Dr. Sarah Frech, the spouse of Mr. Stanley C. Erck, the Company’s President and Chief Executive Officer. Dr. Frech is a seasoned biotechnology executive with significant experience managing multiple clinical programs. Under the agreement, Dr. Frech provided clinical development and operations services related to the Company’s Phase 3 clinical trial of ResVax and other professional services. The agreement terminated in July 2019. In 2019 and 2018, the Company incurred $0.1 million and $0.3 million, respectively, in consulting expenses under the agreement. See also the information regarding the consulting agreement in Note 16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 11, 2020.

There are no family relationships among any of the directors or executive officers (or any nominee therefor) of Novavax. No director, executive officer, nominee, or any associate of any of the foregoing has any interest, direct or indirect, in any proposal to be considered and acted upon at the Annual Meeting (other than the election of directors).

Compensation Committee Interlocks and Insider Participation

During 2019, Dr. Douglas, Ms. King, Mr. McManus, and Dr. Young served as members of the Compensation Committee. None of the members of the Compensation Committee were at any time during 2019 an employee or executive officer of Novavax.

No executive officer of the Company currently serves, or during 2019 served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

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Compensation of Directors

Compensation paid to our non-employee directors is comprised of two components: (i) cash compensation and (ii) equity awards.

Cash Compensation

Our non-employee director cash compensation arrangement for 2019 was as follows:

Fee(s)	2019 Amount
Annual Director Retainer	$40,000 – Non-Employee Director
Annual Chairperson Retainer	$35,000 – Board $20,000 – Audit Committee $15,000 – Compensation Committee $10,000 – Nominating and Corporate Governance Committee
Committee Member Retainer	$10,000 – Audit Committee $7,500 – Compensation Committee $5,000 – Nominating and Corporate Governance Committee
Board and Committee Meetings	Directors do not receive compensation for attending meetings. Directors are reimbursed for reasonable costs and expenses incurred in connection with attending any Board or committee meetings or any other Company related business activities.

Non-Employee Director Deferred Fee Policy

In 2015, the Company implemented a Director Deferred Fee Policy (the “Policy”) for its non-employee directors. The Policy permits an eligible director to defer receipt of all or part of the director’s cash retainer. To defer fees payable during any calendar year, a director must make an election by the end of the preceding calendar year. A director can elect to have 100% of deferred amounts credited to a “cash account” or a “Company common stock account,” or, alternatively, a director may elect to have deferred amounts credited 50% to each account. Cash accounts are credited with interest quarterly at the IRS Applicable Federal Rate for short-term debt instruments for the last month of such calendar quarter. Company common stock accounts are credited as if amounts were invested in notional stock units based upon the market price of Common Stock and are credited with additional notional units if dividends are paid on Common Stock. Payment of deferred amounts is to be made in cash upon the occurrence of certain events, including the director’s separation from service, death of the director, or a change in control of the Company. The director may also elect to receive payment of the deferred amounts in a specified year that is not more than ten years from the year in which the director’s fees were earned. A director may elect to receive payment in either a lump sum or in up to ten annual installments.

Dr. Douglas has elected to defer fees earned in the fiscal year ending December 31, 2019. The following table shows how he currently has his deferred fees credited.

Name	Annual Retainer
Richard H. Douglas, Ph.D.	Cash account – 0% Company common stock account – 100%

Equity Awards

On December 12, 2019, the Compensation Committee granted options to purchase 18,000 shares of the Common Stock to each of Ms. King, Messrs. Evans and McManus, and Dr. Douglas. In recognition of his service as our Chairperson, Dr. Young was granted an option to purchase 40,000 shares of the Common Stock, of which the option to purchase 2,500 shares of Common Stock was null and void pursuant to the terms of the 2015 Stock Plan as of the date of grant, resulting in an award to him of an option to purchase 37,500 shares of the Common Stock. All of the aforementioned options have an exercise price of $3.985 per share and will vest in full one year from the date of grant.

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Summary Director Compensation Table

The Company does not pay employee directors additional compensation for service on the Board. The following table sets forth information concerning the compensation paid by the Company to each individual who served as a non-employee director at any time during fiscal year 2019:

	Fees Earned or	Option
	Paid in Cash(1)	Awards(2)	Total
Name	($)	($)	($)
Richard H. Douglas, Ph.D.	57,500	61,796	119,296
Gary C. Evans	60,000	61,796	121,796
Rachel K. King	52,500	61,796	114,296
Michael A. McManus, Jr., J.D.	72,500	61,796	134,296
Rajiv I. Modi, Ph.D.(3)	—	—	—
James Young, Ph.D.	95,000	128,741	223,741

(1)	Represents fees earned in 2019.

(2)	Represents options granted in 2019 in respect of 2019 service on the Board. The grant date fair value was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 11, 2020. As of December 31, 2019, the aggregate number of stock options held by each non-employee director is as follows: Dr. Douglas, 41,000; Mr. Evans, 39,500; Ms. King 26,000, Mr. McManus, 36,250; Dr. Modi, none; and Dr. Young, 100,750.

(3)	Due to his relationship with Cadila and CPL Biologicals Private Limited, Dr. Modi did not receive compensation for his services a director in 2019.

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EXECUTIVE OFFICERS

Our executive officers hold office until the first meeting of the Board following the annual meeting of stockholders and until their successors are duly chosen and qualified, or until they resign or are removed from office in accordance with our By-Laws. The following information outlines our executive officers and their ages and positions as of April 29, 2020, followed by biographical information of each such executive officer:

Name	Age	Title
Stanley C. Erck	72	President and Chief Executive Officer and Director
John J. Trizzino	60	Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer
Gregory M. Glenn, M.D.	66	President, Research and Development
John A. Herrmann III	54	Senior Vice President, General Counsel and Corporate Secretary

Stanley C. Erck has served as President and Chief Executive Officer since April 2011 and a Director since June 2009, and previously served as Executive Chairman from February 2010 to April 2011 and Interim Chief Financial Officer from November 2017 to March 2018. From 2000 to 2008, Mr. Erck served as President and Chief Executive Officer of Iomai Corporation, a developer of vaccines and immune system therapies, which was acquired in 2008 by Intercell AG. He also previously held leadership positions at Procept, a publicly traded immunology company, Integrated Genetics, now Sanofi Genzyme, and Baxter International. He also served on the board of directors of BioCryst Pharmaceuticals from December 2008 to December 2018. Mr. Erck also serves on the board of directors of MaxCyte, Inc. and MDBio Foundation. Mr. Erck received a B.S. in economics from the University of Illinois and a M.B.A. from the University of Chicago.

John J. Trizzino has served as Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer since March 2018, and previously served as Senior Vice President, Commercial Operations from March 2014 to March 2018. He previously served as the Company’s Senior Vice President, Business Development from August 2010 to September 2011, and its Senior Vice President, International and Government Alliances from July 2009 to July 2010. Mr. Trizzino was the CEO of ImmunoVaccine. Inc. from September 2011 to September 2013, and, prior to joining the Company, VP, Vaccine Franchise at Medimmune, LLC, Senior Vice President, Business Development at ID Biomedical, and Vice President, Business Development in the Medical Group of Henry Schein, Inc. following his position as Vice President, General Manager of its GIV division. Mr. Trizzino also serves on the board of directors of The Maryland Tech Council. Mr. Trizzino received a B.S. from Long Island University, CW Post and a M.B.A. from New York University.

Gregory M. Glenn, M.D. has served as President, Research and Development since March 2016, and previously served as Senior Vice President, Research and Development since January 2014, as Senior Vice President, Chief Medical Officer from January 2011 to January 2014, and Senior Vice President and Chief Scientific Officer from June 2010 to January 2011. Prior to joining the Company, Dr. Glenn was the Chief Scientific Officer and founder of Iomai Corporation, which was acquired in 2008 by Intercell AG, an associate in international health at Johns Hopkins University’s School of Public Health and a clinical and basic research scientist at Walter Reed Army Institute of Research. Dr. Glenn received a B.A. in biology and chemistry from Whitman College and a M.D. from Oral Roberts University School of Medicine. He also completed the Medical Research Fellowship at the Walter Reed Army Institute of Research.

John A. Herrmann III has served as Senior Vice President, General Counsel and Corporate Secretary since June 2014. He previously served as the Company’s Vice President, General Counsel and Corporate Secretary from March 2012 to June 2014, and its Executive Director, Legal Affairs and Corporate Secretary from April 2010 to March 2012. Prior to joining the Company, Mr. Herrmann was General Counsel at Ore Pharmaceuticals and Deputy General Counsel at Gene Logic before it became Ore Pharmaceuticals. Mr. Herrmann worked as Senior Counsel for Celera Genomics following his position as Senior Corporate Counsel at Baxter Healthcare in its Renal Division. Mr. Herrmann received a B.A. in political science and history from Brown University and a J.D. from the University of Illinois.

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COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Compensation Discussion and Analysis (the “CD&A”) discusses the compensation of our four executive officers for 2019 (each a “Named Executive Officer” or an “NEO”): (i) Stanley C. Erck, President and Chief Executive Officer; (ii) John J. Trizzino, Senior Vice President, Chief Business Officer and Chief Financial Officer and Treasurer; (iii) Dr. Gregory M. Glenn, President, Research and Development; and (iv) John A. Herrmann III, Senior Vice President, General Counsel and Corporate Secretary.

The CD&A reviews the Company’s executive compensation philosophy, the objectives and operation of the compensation program, how compensation was set for 2019, and the various elements of compensation paid to the executive officers including the NEOs for services during 2019.

Executive Compensation Philosophy

Our compensation program is designed to attract, retain, and reward a high-performance workforce in an extremely competitive recruitment and retention market to achieve the Company’s mission, vision, and goals. This philosophy is reflected in the components of the Company’s compensation program, which include:

•	a competitive compensation package upon hire;

•	a performance management process that defines objectives, tracks employee performance, and ties into the annual rewards process;

•	an annual performance increase practice that rewards each individual employee’s performance against his or her objectives and his or her contribution over the prior year;

•	an annual incentive cash bonus program designed to reward both Company performance and functional area performance;

•	an equity incentive plan that provides initial grants upon hire, annual subsequent grants, and additional grants for promotions, rewarding strong performance, and incentivizing, and retaining high potential personnel; and

•	a market-competitive, comprehensive benefits program.

The Compensation Committee believes that these components provide the tools needed to deliver performance-vesting compensation that retains and rewards high-performing employees and aligns with general industry practices. We conducted our most recent advisory vote on executive compensation at our 2019 Annual Meeting of Stockholders. Our Board and our Compensation Committee value the opinions of our stockholders, so we paid close attention to the outcome of this vote even though it is non-binding. Approximately 70% of the votes cast on the advisory vote on executive compensation were in favor of our Named Executive Officer compensation as disclosed in our 2019 proxy statement. We expanded the scope of our stockholder outreach following the 2019 Annual Meeting of Stockholders executive compensation advisory vote. In late 2019 and early 2020, we solicited our top 20 stockholders to discuss topics related to our business, corporate governance, and executive compensation. These stockholders indicated a meeting was not necessary or did not respond to our multiple requests. Stockholder feedback is important, and the information we glean from these engagements is highly valued. Certain of our stockholders had previously expressed a preference for performance-vesting long-term compensation (as compared to time-vesting). Accordingly, as further discussed below in this CD&A, in March 2019 and April 2020, the Compensation Committee awarded performance-vesting awards to our executive officers.

Objectives of the Executive Compensation Program

The Compensation Committee believes that the compensation for our executive officers, including our NEOs, should be designed to attract, motivate, incentivize and retain highly qualified executive officers responsible for the success of Novavax and should be determined within a framework that rewards performance and aligns the interests of the executive officers with the interests of the Company’s stockholders. Within this overall philosophy, the Compensation Committee’s objectives are to:

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•	attract and retain highly qualified employees;

•	reward executives for meeting the strategic goals and objectives of the Company;

•	reward strong individual performance; and

•	align executives’ interests with those of our stockholders.

Attract and Retain Highly Qualified Executives

Our compensation program is designed to attract, motivate, and retain, from a limited pool of resources, individuals who are highly experienced with proven records of success, and to provide total compensation that is competitive with the Company’s peers within the biotechnology and pharmaceutical industries.

Reward Executives for Meeting Strategic Goals and Objectives of the Company

The Compensation Committee believes that a significant portion of an executive officer’s total compensation should reflect overall Company performance. The compensation program rewards the Company’s executive officers for achieving specified corporate performance goals, as well as goals that fall within their individual functional areas. Incentives are based on meeting criteria in each of these categories and reflect the executive officer’s overall contribution to the Company.

Align Executives’ Interests with Those of Our Stockholders

The Compensation Committee believes that Novavax’ long-term success depends upon aligning executives’ and stockholders’ interests. To support this objective, Novavax provides executive officers with the opportunity to receive equity grants in various forms. The Compensation Committee granted equity awards to our named executive officers in March 2019 in the form of time-vesting and performance-vesting restricted stock units (“RSUs”), in September 2019 in the form of time-vesting stock options, stock appreciation rights (“SARs”), and RSUs, and in April 2020 in the form of performance-vesting stock options. We consider grants of stock options and SARs to align the interest of our executives with our stockholders interest because value is created in such grants when the value of Common Stock appreciates after grant. We also view RSUs granted to our executive officers as important incentives, designed to encourage retention and stock ownership.

Generally, time-vesting stock option grants vest over four years, with 25% of the award vesting on the first anniversary of the grant date and 75% vesting monthly thereafter over the following three-year period. This vesting schedule supports long-term retention of executive officers because executive officers cannot exercise the options until they vest.

In March 2019, certain executive officers received (i) time-vesting RSUs that vested on September 8, 2019, subject to the executive officer’s continued service through such date, and (ii) performance-vesting RSUs that partially vested on March 8, 2020, subject to the executive officer’s continued service through such date, and based on the Company meeting a performance objective related to its NanoFlu vaccine. Such performance-vesting RSUs were partially forfeited in September 2019 based on the Company failing to meet a performance objective related to its ResVax vaccine candidate, as further discussed in the section entitled “Elements of Compensation – Equity Awards” below.

In September 2019, certain executive officers received the following equity awards: (i) time-vesting RSU retention grants that will vest on the first anniversary of the grant date, subject to continued service through the vesting date; (ii) time-vesting RSU grants that will vest in equal annual installments on the first, second, and third anniversary of the grant date, subject to continued service through the vesting date; (iii) time-vesting SARs that vest as to 25% of the SARs on the first anniversary of the grant date, and as to the remaining 75% in equal monthly installments over the following three years, subject to continued service through the vesting date; and (iv) time-vesting stock options that vest as to 25% on the first anniversary of the grant date, and as to the remaining 75% in equal monthly installments over the following three years, subject to continued service through the vesting date and subject to stockholder approval of an increase in the number of shares available under the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended (the “2015 Stock Plan”), as further discussed in the section entitled “Elements of Compensation – Equity Awards” below.

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Oversight and Operation of the Executive Compensation Program

The Compensation Committee is appointed by the Board to assist the Board with its responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Information Regarding the Board and Corporate Governance Matters — Compensation Committee” beginning on page 11 of this Proxy Statement.

The Chief Executive Officer (the “CEO”) evaluates and provides to the Compensation Committee performance assessments and compensation recommendations for each executive officer other than himself. The Chairman of the Board evaluates the CEO’s performance and makes compensation recommendations for the CEO to the Compensation Committee. The Compensation Committee considers the CEO’s and the Chairman’s recommendations and information provided by the Human Resources team in its deliberations regarding executive compensation and recommends to the Board the compensation of the executive officers based on such deliberations. The Board determines executive compensation based on the recommendation of the Compensation Committee. In 2019, the CEO and the Senior Vice President, Human Resources generally attended Compensation Committee meetings, but were not present for executive sessions or any discussion of their own compensation.

Process for Setting Executive Compensation

Generally, compensation packages for each executive officer are analyzed and discussed separately at the first Compensation Committee meeting each year. Prior to that meeting, an independent compensation consultant performs a comprehensive competitive analysis on the compensation package for each executive officer. In September 2016, the Compensation Committed retained Radford, a part of the Total Rewards practice at Aon plc (“Radford”) to conduct annual analyses and provide ongoing compensation support. In the third quarter of 2019, Radford completed a thorough competitive analysis for 2020 executive compensation, and this analysis was used to inform decisions made regarding the type and amount of equity granted to executive officers in September 2019. Radford’s competitive analysis was based on a combination of survey data and peer group data.

Survey Data

When determining overall compensation for 2020, the Compensation Committee reviewed analysis based on a combination of compensation survey data and peer group data. The compensation survey data source was the Radford Global Life Sciences Survey (the “Survey”). The Survey provides total compensation and practices data for more than 900 life sciences companies and more than 600,000 individuals. Global market data is available for 50 countries and positions at the executive, management, professional, sales, and support levels, as well as overall compensation practices. Target industries include biotechnology, pharmaceutical, diagnostic and clinical research organizations. In 2018, Radford used a customized selection of Survey data comprised of public biopharmaceutical companies with 100 – 1,000 employees and a market capitalization of $200M - $1.5 billion to better align the Survey data with Novavax’ compensation programs.

Radford benchmarks each executive officer’s current compensation against the 50th percentile of the Survey. The Compensation Committee believes this is a common reference point among biotechnology companies similar in size to Novavax and that the Company remains competitive by targeting the 50th percentile of the Survey data.

Peer Data

The Compensation Committee also considered peer group data in making its executive compensation analysis. In doing so, the Compensation Committee used comparative compensation information from a relevant peer group of companies (the “Peer Group”). The Compensation Committee selected the companies in the Peer Group with the assistance of Radford based on factors including, but not limited to, the following: industry sector, stage of development, market capitalization, business focus, and employee headcount.

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The Peer Group Utilized in 2019 Consists of the Following 18 Companies:	Achillion Pharmaceuticals	Chimerix	Seres Therapeutics
	Agenus	Cytokinetics	Tetraphase Pharmaceuticals
	Alder Biopharmaceuticals	Dynavax Technologies	XBiotech
	Athersys	ImmunoGen	Zogenix
	BioCryst Pharmaceuticals	Inovio Pharmaceuticals
	BioTime	MacroGenics
	ChemoCentryx	Recro Pharma

Internal Equity

The Compensation Committee considers internal equity when determining compensation to ensure that the Company is fair in its compensation practices across roles similar in scope and level of responsibility.

Independent Compensation Analysis

As required by rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the Compensation Committee engaged Radford after assessing Radford’s independence. Based upon this assessment, it was determined that the engagement of Radford did not raise any conflicts of interest or similar concerns. The Compensation Committee assesses Radford’s independence and potential conflicts of interest on a regular basis, no less than annually.

Radford was authorized by the Compensation Committee to work with certain executive officers of the Company, as well as other employees in the Company’s Human Resources, Legal, and Finance departments in connection with Radford’s work for the Compensation Committee.

What the Compensation Program is Designed to Reward

Company Performance

The executive compensation program is designed to reward both individual and Company performance. Because of the key roles the executive officers play in the success of the Company, a significant portion of the achievement of corporate goals is reflective of the executive officers’ individual performance. Accordingly, a significant portion of an executive officer’s total compensation package is based on the Company’s performance and the achievement of corporate goals. During 2019, the Board and the Company’s senior executives jointly developed a set of objectives for 2019, which were based on the Company’s strategic plan (the “2019 Objectives”). These objectives are described below under “2019 Performance and Outcomes.”

Individual Performance

The CEO recommended individual performance goals and objectives for 2019 for executive officers other than himself, and, in the first quarter of 2020, reviewed each such executive officer’s achievement of such performance goals and objectives. Because of his key role in the overall success of the Company, the CEO’s performance goals and objectives for 2019 were the same as the annual corporate objectives based on the strategic plan and, in the first quarter of 2020, the Chairperson of the Board reviewed and evaluated the CEO’s achievement of such performance goals and objectives.

With the exception of the CEO, whose incentive compensation is based entirely on achievement of the 2019 Objectives and the discretion of the Board, each NEO had additional individual goals to support the 2019 Objectives or to further the Company’s strategic plan. Each NEO achieved his individual objectives in 2019.

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2019 Performance and Outcomes

During the first quarter of 2020, the Compensation Committee reviewed the Company’s performance related to its 2019 Objectives. The following table summarizes its conclusions regarding these objectives:

2019 Objective	Weight	Achievement	Percent	Explanation
Execute on influenza vaccine development plans	60%	Exceeded objective	70%	Successful Phase 3 NanoFlu results that met primary endpoint and key secondary endpoints

Catalent transaction	15%	Met objective	15%	Closing of transaction with Catalent Maryland, Inc., a unit of Catalent Biologics

Execute on RSV vaccine development plans	15%	Did not meet objective	0%	Comprehensive path forward for ResVax in the U.S. and Europe

Complete financing to end 2019 on budget	10%	Met objective	10%	Raised cash opportunistically and stayed on 2019 budget

Total	100%		95%

Elements of Compensation

The Compensation Committee believes that the most effective compensation program is one that provides a competitive base salary, rewards the achievement of established annual and long-term goals and objectives, and provides an incentive for retention. For this reason, the compensation program is comprised of three primary elements: (i) base salary, (ii) an incentive cash bonus program, and (iii) equity awards. The Compensation Committee believes that these three elements are the most effective combination to motivate and retain executive officers.

The Compensation Committee has not adopted any formal guidelines for allocating total compensation between equity compensation and cash compensation, but generally seeks to provide an overall executive compensation package designed to attract, motivate, and retain highly qualified executive officers, to reward them for performance over time, and to align the interests of the executive officers with the interests of our stockholders.

Base Salary

The Compensation Committee’s philosophy is to maintain base salaries at a competitive level sufficient to recruit and retain individuals possessing the skills and capabilities necessary to achieve the Company’s goals over the long term. The base salaries for the NEOs as of December 31, 2019 were:

Executive	Base Salary ($)	Percentage Increase in Base Salary from December 31, 2018 (%)
Stanley C. Erck	642,720	0.0(1)
John J. Trizzino	393,567	3.0
Gregory M. Glenn, M.D.	472,770	2.0
John A. Herrmann III	381,368	3.0

(1)	Mr. Erck did not receive an annual base salary increase for 2019.

Incentive Cash Bonus Program

The incentive cash bonus program is designed to motivate and reward executive officers for the achievement of specific corporate and, for our executive officers other than our CEO, individual objectives. The purpose of the incentive cash bonus program is to align company, departmental, and individual goals throughout the Company and to provide an incentive that further ties compensation to individual contribution and teamwork. At the time that the Board (or the Compensation Committee as its delegate) approves the corporate objectives for a particular calendar year, the Board also weights each objective, as shown in the table of the 2019 Objectives above. In reviewing corporate objectives at the end of each calendar year, the Board generally assigns a percentage to each objective that reflects its determination as to whether the Company achieved that objective, failed to meet that objective, partially met that objective, or exceeded that objective. In some instances, the Board uses its discretion to make such determinations, and in doing so looks at other performance factors, mitigating circumstances, and other material successes or missed opportunities. By applying the achievement percentage to the initial weighting percentage, each objective’s weight contribution and the overall cumulative percentage of corporate performance for the calendar year is determined.

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A target bonus is set at a percentage of the executive officer’s base salary, with such percentages being based on market data, although the ultimate amount of any bonus payout is at the discretion of the Board. The Compensation Committee believes that the higher the individual’s position within Novavax, the more closely his or her bonus award should be tied to the Company’s success. Thus, the CEO’s target bonus is based entirely on the achievement of the annual corporate objectives and the discretion of the Board. Eighty percent of Dr. Glenn’s target bonus is based on corporate objectives and 20% of his bonus is based on the performance of his functional area. For Messrs. Trizzino and Herrmann, 75% of their bonuses are based on corporate achievement and 25% of their bonuses are based on the performance of their respective functional areas. The 2019 NEO bonus targets, which remained unchanged from 2018, and actual incentive cash bonus awards received were as follows:

Executive	Bonus Target as Percentage of Base Salary (%)	Incentive Cash Bonus Award Received ($)
Stanley C. Erck	60.0	366,351
John J. Trizzino	40.0	150,421
Gregory M. Glenn, M.D.	50.0	225,818
John A. Herrmann III	40.0	145,758

The conclusions regarding the Company’s performance related to its 2019 Objectives are shown above, under the heading “2019 Performance and Outcomes.”

In recognition of the 2019 Objectives that were achieved in 2019, including 2019 Objectives that were achieved in 2019 and measured in 2020, in March 2020, the Compensation Committee granted each of our NEOs a cash bonus in the amount disclosed above.

Equity Awards

Equity awards are a fundamental incentive element in the executive compensation program because they emphasize long-term performance, as measured by creation of stockholder value, and foster a commonality of interest between stockholders and key executives. In addition, they are crucial to a competitive compensation program for executive officers because they act as a powerful retention tool. Importantly, given the significant risks and high potential reward the Company faces around its development of NVX-CoV2373, its vaccine candidate for the SARS-CoV-2 virus responsible for the COVID-19 pandemic, as well as the ongoing efforts to attain licensure for its NanoFlu vaccine, the Compensation Committee believes such equity awards align the executives’ performance with the interest of our stockholders and create appropriate incentives for improved global health. In the case of stock options and SARs, the executive officers are motivated by the potential appreciation in the stock price above the exercise price or base value, as applicable. To encourage continued employment, equity grants to executive officers, other than retention- and performance-vesting grants, typically require the executive to remain an employee of the Company for three or four years before the award is fully vested. In addition, the Compensation Committee may grant equity awards that vest as the executive officer achieves certain performance milestones. The Compensation Committee believes it is important to tie the long-term benefit potentially realizable by the executive to a long-term commitment with Novavax.

Annual equity grants are awarded to executive officers at the discretion of the Board upon a recommendation by the Compensation Committee or at the discretion of the Compensation Committee pursuant to the authority delegated by the Board. In making its recommendations or determinations, the Compensation Committee considers Company performance, competitive data, and the individual’s scope of responsibility and continuing performance. With guidance from Radford upon its analysis of competitive data, annual equity awards were awarded to all employees including the NEOs in September 2019.

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In recognition of the 2018 Objectives that could potentially be achieved in 2019, in March 2019, the Compensation Committee granted our CEO performance-vesting RSUs that partially vested based on the Company meeting a performance objective related to its NanoFlu vaccine. Such RSUs were partially forfeited based on the Company failing to meet a performance objective related to its ResVax vaccine candidate. The Compensation Committee determined that our NEOs, other than the CEO, would receive a 2018 annual cash bonus equal to 50% of the amount determined to be earned in accordance with the 2018 Objectives. In March 2019, in lieu of the remaining 50%, the NEOs, other than the CEO, received time-vesting RSU retention grants that vested on September 8, 2019 subject to continued service through the vesting date. In addition, in recognition of the 2018 Objectives that could potentially be achieved in 2019, in March 2019, the Compensation Committee awarded the NEOs performance-vesting RSUs that partially vested based on the Company meeting a performance objective related to its NanoFlu vaccine. Such RSUs were partially forfeited based on the Company failing to meet a performance objective related to its ResVax vaccine candidate.

Each of the NEOs is also eligible to participate in the Company’s Amended and Restated 2013 Employee Stock Purchase Plan (the “ESPP”).

From time to time, the Company may grant performance-vesting stock equity awards. The following table contains information about the grant, vesting, and forfeiture of outstanding performance-vesting awards as of December 31, 2019:

Number of Shares
Non-vested at December 31, 2015	—
Granted	55,000
Vested	—
Forfeited	—
Non-vested at December 31, 2016	55,000
Granted	—
Vested	—
Forfeited	(6,250)
Non-vested at December 31, 2017	48,750
Granted	—
Vested	—
Forfeited	—
Non-vested at December 31, 2018	48,750
Granted	38,758
Vested	—
Forfeited	(31,009)
Non-vested at December 31, 2019	56,499

Stock Options

In September 2019, the Compensation Committee awarded to each Named Executive Officer an option to purchase Common Stock. The stock options vest as to 25% of the shares underlying the option on the first anniversary of the grant date and as to the remaining 75% in equal monthly installments over a three-year period, subject to continued service with the Company through the applicable vesting date and subject to stockholder approval of an increase in the number of shares available under the 2015 Stock Plan, which we intend to seek at the 2020 Annual Meeting. If the stockholders do not approve this increase, these stock options will be cancelled. The following table contains the contingent time-vesting stock options granted to each NEO:

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Executive	Time-Vesting Stock Options
Stanley C. Erck	100,000
John J. Trizzino	100,000
Gregory M. Glenn, M.D.	100,000
John A. Herrmann III	99,000

In April 2020, in acknowledgment of the extraordinary work of our employees to implement a new vaccine program against SARS-CoV-2 , our Compensation Committee approved a grant of performance-vesting equity awards to our employees, including a grant of stock options to our executive officers. The stock options will be earned if a Phase 2 clinical trial of the Company’s NVX-CoV2373 vaccine candidate against SARS-CoV-2 is initiated within 12 months of the grant date, and will thereafter vest as to 50% of the earned stock options on the first anniversary of the Phase 2 initiation date and as to the remaining 50% of the earned stock options on the second anniversary of the Phase 2 initiation date, subject to continued service with the Company through the applicable vesting date and subject to stockholder approval of an increase in the number of shares available under the 2015 Stock Plan, which we intend to seek at the Annual Meeting. If the stockholders do not approve this increase, these stock options will be cancelled. The following table contains the contingent performance-vesting stock options granted to each NEO:

Executive	Time-Vesting Stock Options
Stanley C. Erck	400,000
John J. Trizzino	140,000
Gregory M. Glenn, M.D.	165,000
John A. Herrmann III	125,000

Restricted Stock Units

In March 2019, the Compensation Committee awarded the executive officers (i) time-vesting RSUs that vested on September 8, 2019, subject to the executive officer’s continued service through such date, and (ii) performance-vesting RSUs that partially vested on March 8, 2020, subject to the executive officer’s continued service through such date, and based on the Company meeting a performance objective related to its NanoFlu vaccine. Such performance-vesting RSUs were partially forfeited in September 2019 based on the Company failing to meet a performance objective related to its ResVax vaccine candidate. The following table contains the RSUs granted to each NEO:

Executive	Time-Vesting RSUs(1)	Performance-Vesting RSUs(2)
Stanley C. Erck	—	30,362
John J. Trizzino	5,143	2,344
Gregory M. Glenn, M.D.	7,608	3,804
John A. Herrmann III	4,933	2,248

(1)	One hundred percent of the RSUs subject to this grant under the Company’s 2015 Stock Plan vested six (6) months from the March 8, 2019 grant date subject to continued employment with the Company through the vesting date.

(2)	Vesting of the performance-vesting RSUs subject to this grant under the 2015 Stock Plan is subject to the satisfaction of both (1) a time-vesting requirement, pursuant to which one hundred percent of the RSUs vested on the first anniversary of the March 8, 2019 grant date subject to continued service through such vesting date; and (2) performance-vesting requirements, pursuant to which the RSUs were eligible to vest as to 80% of the underlying shares if on or prior to September 30, 2019, the Company developed a viable, near-term marketing authorization approach for its ResVax vaccine and as to 20% of the underlying shares if on or prior to September 30, 2019, the Company received notification of its right to pursue accelerated approval for its NanoFlu vaccine from the U.S. Food and Drug Administration (“FDA”), subject in each case to continued service with the Company through the first anniversary of the grant date.

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As part of our annual grant process, in September 2019, the Compensation Committee awarded the executive officers other than Dr. Glenn time-vesting RSUs that vest in three equal annual installments on the first three anniversaries of the date of grant, subject to continued service with the Company through the applicable vesting date. The following table contains the RSUs granted to each NEO:

Executive	Time-Vesting RSUs
Stanley C. Erck	19,638
John J. Trizzino	10,613
Gregory M. Glenn, M.D.	—
John A. Herrmann III	11,919

In addition, in September 2019, the Compensation Committee awarded the executive officers other than the CEO retention RSUs that vest on the first anniversary of the grant date, subject to continued service with the Company through the vesting date. The following table contains the retention RSUs granted to each NEO:

Executive	Time-Vesting RSUs
Stanley C. Erck	—
John J. Trizzino	31,900
Gregory M. Glenn, M.D.	38,588
John A. Herrmann III	30,900

Stock Appreciation Rights

In September 2019 as part of the annual grant process, the Compensation Committee awarded the executive officers other than Mr. Herrmann time-vesting SARs that will be settled in shares. The SARs vest as to 25% of the SARs on the first anniversary of the grant date and as to the remaining 75% in equal monthly installments over a three-year period, subject to continued service with the Company through the applicable vesting date. The following table contains the SARs granted to each NEO:

Executive	Time-Vesting SARs
Stanley C. Erck	100,000
John J. Trizzino	18,400
Gregory M. Glenn, M.D.	66,100
John A. Herrmann III	—

Clawback Policy

On April 26, 2017, the Board adopted a policy providing that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such material noncompliance not occurred.

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Perquisites and Other Personal Benefits

The Company does not have any executive perquisite programs. From time to time, on a limited or exception basis, it may decide to provide other benefits that are related to a business purpose or are customary among peer public companies that may otherwise be considered perquisites. All of the NEOs are eligible to participate in the Company’s benefit plans offered to all employees, including health, dental and vision insurance, a prescription drug plan, flexible spending accounts, short and long term disability, life insurance, and a 401(k) plan.

Employment Agreements and Severance Benefits

As of December 31, 2019, the Company had employment agreements in place with all of the NEOs. The employment agreements provide for certain payments if the NEO is terminated by the Company without cause or leaves for good reason. The terms of these agreements are described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” All of the NEOs are “at will” employees.

The Company has established a Change in Control Severance Benefit Plan, which provides for severance payments to participating employees if the participant’s employment is terminated in connection with a change in control. This plan is described in greater detail in the section titled “Overview of Employment and Change in Control Agreements.” The Compensation Committee believes it is important to provide such employees with an incentive to remain with the Company amid the uncertainty that often accompanies efforts to consummate a corporate sale or similar transaction that may enhance stockholder value. All of the NEOs participate in the Change in Control Severance Benefit Plan.

Tax and Accounting Implications

Section 162(m) limits to $1 million the amount a company may deduct for compensation paid to certain executive officers, subject to certain grandfathering rules for performance-vesting compensation in effect on November 2, 2017 and not materially modified after such date. The Compensation Committee believes that its primary responsibility is to provide a compensation program that attracts, retains and rewards the executives necessary for our success. Accordingly, the Compensation Committee has authorized, and will continue to authorize, compensation arrangements that are not fully deductible under Section 162(m) of the Code or that may otherwise be limited as to tax deductibility.

The Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. If accounting standards change, we may revise certain programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.

Prohibition on Hedging and Pledging our Common Stock

Our insider trading policy prohibits all directors, officers and other employees from engaging in hedging of Common Stock or similar transactions that transfer to another, in whole or in part, any of the economic consequences of ownership of Common Stock, such as put and call options and short and long sales, convertible debentures or preferred stock and debt securities (debentures, bonds and notes). Further, our insider trading policy provides that no director, executive officer or vice president may engage in any transaction involving pledging of Common Stock.

Compensation Risk Assessment

The Compensation Committee regularly reviews the Company’s compensation and benefits programs, policies and practices, including its executive compensation program and its incentive-based compensation programs for its executive officers, to determine whether such programs, policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. Our compensation and governance-related policies are enhanced by our clawback policy, described in the section titled “Elements of Compensation — Clawback Policy” on page 29 of this Proxy Statement, as well as a policy prohibiting hedging and pledging of our securities by our directors and officers, including our NEOs. Based on its assessment, the Compensation Committee does not believe that our compensation programs, policies and practices, in conjunction with our existing processes and controls, create risks that are reasonably likely to have a material adverse effect on our business and operations.

Novavax, Inc. | 2020 Proxy Statement	30

Stockholder Outreach

Active stockholder outreach and interaction is paramount to Novavax’ investor relations strategy. Consistent with that, Novavax attended four investor conferences in 2019, the majority of which included presentations and opportunities to meet with institutional investors in individual one-on-one settings. Novavax further conducted two non-deal roadshows in the U.S. and Europe. On-site meetings with both sell-side and buy-side contacts included tours of Novavax’ facilities and provided additional opportunities for investor interaction and feedback. Novavax holds an annual stockholder day. In total, Novavax conducted 105 individual calls or meetings with buy-side investors and had 21 interactions with sell-side analysts in 2019. The Company believes these interactions are central to communicating Novavax’ investment opportunity, corporate strategy, milestones and goals, and to obtaining feedback directly from the investment community.

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2019 CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information describes the relationship of the annual total compensation of our employees and the annual total compensation of Stanley C. Erck, our President and Chief Executive Officer (our “CEO”).

For 2019:

•	the median of the annual total compensation of all employees of the Company (other than Mr. Erck) was $98,413;

•	Mr. Erck’s annual total compensation, as reported in the Summary Compensation Table included elsewhere within this Proxy Statement, was $2,438,562; and

•	for 2019, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (“CEO Pay Ratio”) is reasonably estimated to be 25 to 1.

To identify its median employee and determine the annual total compensation of that median employee and the CEO:

•	The Company determined that, as of December 31, 2019, its employee population consisted of approximately 168 individuals, with approximately 121 employees based in the United States and 47 employees located in Sweden. All employees are included, whether employed as full-time, part-time, temporary, or seasonal employees, and compensation was annualized for any full-time employee that was not employed for all of fiscal year 2019.

•	We identified our median employee by reviewing compensation data reflected in payroll records consisting of base salary and annual cash incentive payments, which was consistently applied to all employees included in the calculation. Base salary and annual cash incentive payments were used because they represent the Company’s principal broad-based compensation elements.

•	No cost of living adjustments were made in identifying the median employee. For compensation of employees located in Sweden, the exchange rate used was the same as for financial statement translation purposes at December 31, 2019.

•	After identifying the median employee, all of the elements of such employee’s compensation for 2019 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, were totaled resulting in annual total compensation of $98,413. With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the Summary Compensation Table included in this Proxy Statement.

The CEO Pay Ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules, based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the CEO Pay Ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of our NEOs for the fiscal years ended December 31, 2019, 2018, and 2017.

Name and Principal Position	Year	Salary(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)
Stanley C. Erck	2019	642,720	431,631	986,660	366,351	11,200	2,438,562
President and CEO	2018	638,040	—	3,509,358	—	11,000	4,158,398
	2017	624,000	—	1,753,125	383,760	10,800	2,771,685

John J. Trizzino	2019	390,701	330,831	584,103	150,421	9,546	1,465,602
SVP, Chief Business Officer and CFO and Treasurer	2018	378,078	—	890,700	53,498	7,500	1,329,776
	2017	366,102	—	425,000	149,145	7,500	947,747

Gregory M. Glenn, M.D.	2019	470,453	348,306	819,421	225,818	11,200	1,875,198
President, Research and Development	2018	460,125	—	1,131,189	79,142	11,000	1,681,456
	2017	450,000	—	531,250	229,500	10,500	1,221,250

John A. Herrmann III	2019	378,591	329,470	488,397	145,758	11,200	1,353,416
SVP, General Counsel and Corporate Secretary	2018	362,695	—	712,560	51,321	11,000	1,137,576
	2017	340,000	—	425,000	138,550	9,767	913,317

(1)	Includes amounts earned, but deferred at the election of the NEO, such as salary deferrals under the Company’s 401(k) plan.

(2)	The amount reported in this column represents the grant date fair value of time-vesting and performance-vesting RSUs granted to our NEOs in 2019. The grant date fair value was calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 11, 2020. The grant date fair values of the performance-vesting RSUs as reported in the table above are based on the probable outcome of the performance conditions associated with the RSUs on the grant date, which is the same value as if all applicable performance milestones associated with the RSUs were achieved at maximum levels.

(3)	The amount reported in this column represents the grant date fair value of time-vesting stock options and SARs granted to our NEOs in 2019. The grant date fair value was calculated in accordance with FASB ASC Topic 718 assuming all contingent awards were granted on a non-contingent basis. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 11, 2020.

(4)	Represents performance-vesting bonuses awarded in 2019, 2018, and 2017 under the Company’s incentive cash bonus program. For a description of the incentive cash bonus program, see page 25 in the CD&A.

(5)	For 2019, All Other Compensation consisted of employer matching contributions to the Company’s 401(k) plan for Messrs. Erck, Trizzino, and Herrmann, and Dr. Glenn.

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GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth information with respect to option awards and other plan-based awards granted to our NEOs during the fiscal year ended December 31, 2019:

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards	All Other Stock Awards: Number of Shares of Stock or	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Target ($)	Maximum ($)	Grant Date	Target (#)	Units (#)	Options (#)	Awards(2) ($/Sh)	Awards(3) ($)
Stanley C. Erck	385,632	482,040	9/26/2019			100,000(4)	5.95	493,330
			9/26/2019			100,000(5)	5.95	493,330
			9/26/2019		19,638(6)			116,846
			3/8/2019	30,362(7)				314,785

John J. Trizzino	156,280	195,350	9/26/2019			100,000(4)	5.95	493,330
			9/26/2019			18,400(5)	5.95	90,773
			9/26/2019		10,613(6)			63,147
			9/26/2019		31,900(6)			189,805
			3/8/2019		5,143(6)			53,497
			3/8/2019	2,344(7)				24,382

Gregory M. Glenn, M.D.	235,226	294,033	9/26/2019			100,000(4)	5.95	493,330
			9/26/2019			66,100(5)	5.95	326,091
			9/26/2019		38,588(6)			229,599
			3/8/2019		7,608(6)			79,138
			3/8/2019	3,804(7)				39,569

John A. Herrmann III	151,436	189,295	9/26/2019			99,000(4)	5.95	488,397
			9/26/2019		11,919(6)			70,918
			9/26/2019		30,900(6)			183,855
			3/8/2019		4,933(6)			51,313
			3/8/2019	2,248(7)				23,384

(1)	The target cash bonus amount for fiscal 2019 was based on achievement of 100% of the 2019 Objectives and the individual’s earned base salary for 2019 and represented 60% of Mr. Erck’s base salary, 40% of Mr. Trizzino’s base salary, 50% of Dr. Glenn’s base salary, and 40% of Mr. Herrmann’s base salary. The maximum cash bonus amount for fiscal 2019 was capped at achievement of 125% of the 2019 Objectives.

(2)	Stock options and SARs granted have an exercise price or base value, as applicable, equal to the fair market value of a share of the Common Stock on the date of grant which, under the 2015 Stock Plan, is equal to the closing price of the Common Stock as reported on Nasdaq on the date of grant.

(3)	The grant date fair value was calculated in accordance with FASB ASC Topic 718, assuming all contingent awards were granted on a non-contingent basis. Assumptions used in the calculation of this amount are included in Note 13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on March 11, 2020.

(4)	Represents stock options granted to our NEOs under the 2015 Stock Plan. All stock option awards in this column are options to purchase shares of the Common Stock, have a ten-year term and are subject to service-based vesting, as described below.

(5)	Represents SARs granted to our NEOs under the 2015 Stock Plan. All SARs in this column have a ten-year term and are subject to service-based vesting, as described below.

(6)	Represents time-vesting RSUs granted to our NEOs under the 2015 Stock Plan. All time-vesting RSUs are subject to service-based vesting, as described below.

(7)	Represents performance-vesting RSUs granted to our NEOs under the 2015 Stock Plan. The performance criteria applicable to performance-vesting RSUs are described below.

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Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

During 2019, each of the NEOs was party to an employment agreement that provides for a base salary and other benefits. All of the NEOs were eligible to participate in the 2015 Stock Plan and the ESPP, and our benefit plans and programs during 2019. Each of the NEOs’ annual cash bonus opportunity is established and determined pursuant to the 2019 Objectives, as more fully described in the CD&A above. As described above, in 2019, each NEO was granted stock options, SARs and RSUs that are eligible to vest based on continued service, as well as RSUs that are eligible to vest based on the achievement of specified performance criteria.

The severance arrangements with the NEOs and the effect of a change in control on their outstanding equity awards are described below under “Overview of Employment and Change in Control Agreements.”

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OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END

The following table sets forth certain information with respect to the value of all outstanding equity awards to the NEOs as of December 31, 2019:

		Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Stanley C. Erck	2/15/2010	7,499	—		48.00	2/15/2020(5)
	6/22/2011	42,999	—		39.80	6/22/2021
	3/1/2012	24,999	—		25.60	3/1/2022
	3/2/2013	44,999	—		36.60	3/2/2023
	3/6/2014	44,999	—		121.00	3/6/2024
	3/5/2015	44,999	—		178.80	3/5/2025
	3/15/2016	42,184	2,815		99.80	3/15/2026(6)
	11/14/2016	21,196	6,303		27.00	11/14/2026(6)
	11/14/2016	—	—	27,500	27.00	11/14/2026(7)
	12/15/2017	41,241	41,258		27.60	12/15/2027(6)
	12/13/2018	24,625	73,874		46.00	12/13/2028(6)
	3/8/2019	—	—	—	—	—				6,072	(8)	24,167
	9/26/2019	—	—	—	—	—	19,638		78,159
	9/26/2019	—	100,000		5.95	9/26/2029(10)
	9/26/2019	—	100,000		5.95	9/26/2029(6)

John J. Trizzino	3/10/2014	14,999	—		117.20	3/10/2024
	3/5/2015	9,999	—		178.80	3/5/2025
	3/15/2016	10,543	706		99.80	3/15/2026(6)
	11/14/2016	4,812	1,437		27.00	11/14/2026(6)
	11/14/2016	—	—	6,250	27.00	11/14/2026(7)
	12/15/2017	9,992	10,007		27.60	12/15/2027(6)
	12/13/2018	6,250	18,749		46.00	12/13/2028(6)
	3/8/2019	—	—	—	—	—				468	(8)	1,863
	9/26/2019	—	—	—	—	—	31,900	(9)	126,962
	9/26/2019	—	—	—	—	—	10,613		42,240
	9/26/2019	—	18,400		5.95	9/26/2029(10)
	9/26/2019	—	100,000		5.95	9/26/2029(6)

Gregory M. Glenn, M.D.	7/1/2010	16,749	—		42.20	7/1/2020(11)
	3/10/2011	3,200	—		50.00	3/10/2021
	3/1/2012	7,500	—		25.60	3/1/2022
	3/2/2013	4,405	—		36.60	3/2/2023
	3/6/2014	8,749	—		121.00	3/6/2024
	3/5/2015	14,999	—		178.80	3/5/2025
	3/15/2016	16,403	1,096		99.80	3/15/2026(6)
	11/14/2016	6,737	2,013		27.00	11/14/2026(6)
	11/14/2016	—	—	8,750	27.00	11/14/2026(7)
	12/15/2017	12,490	12,509		27.60	12/15/2027(6)
	12/13/2018	7,937	23,812		46.00	12/13/2028(6)
	3/8/2019	—	—	—	—	—				760	(8)	3,025
	9/26/2019	—	—	—	—	—	38,588	(9)	153,580
	9/26/2019	—	66,100		5.95	9/26/2029(10)
	9/26/2019	—	100,000		5.95	9/26/2029(6)

John A. Herrmann III	4/15/2010	3,750	—		53.20	4/15/2020
	3/10/2011	1,000	—		50.00	3/10/2021
	3/1/2012	7,499	—		25.60	3/1/2022
	3/2/2013	7,499	—		36.60	3/2/2023
	3/6/2014	7,499	—		121.00	3/6/2024
	6/12/2014	2,499	—		91.00	6/12/2024
	3/5/2015	9,999	—		178.80	3/5/2025
	3/15/2016	10,543	706		99.80	3/15/2026(6)
	11/14/2016	4,812	1,437		27.00	11/14/2026(6)
	11/14/2016	—	—	6,250	27.00	11/14/2026(7)
	12/15/2017	9,992	10,007		27.60	12/15/2027(6)
	12/13/2018	5,000	14,999		46.00	12/13/2028(6)
	3/8/2019	—	—	—	—	—				449	(8)	1,787
	9/26/2019	—	—	—	—	—	30,900	(9)	122,982
	9/26/2019	—	—	—	—	—	11,919		47,438
	9/26/2019	—	99,000		5.95	9/26/2029(6)

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(1)	All stock options and SARs included in this table were awarded under the Amended and Restated 2005 Stock Incentive Plan (the “2005 Stock Plan”) or 2015 Stock Plan and, except as noted, vest in four equal annual installments on the first four anniversaries of the date of grant, subject to continued service with the Company through the applicable vesting date.

(2)	All RSUs included in this table were awarded under the 2015 Stock Plan and, except as noted, vest in three equal annual installments on the first three anniversaries of the date of grant, subject to continued service with the Company through the applicable vesting date.

(3)	The exercise price of stock options and base value of SARs is equal to the fair market value of a share of the Common Stock on the date of grant which, under the 2005 Stock Plan and the 2015 Stock Plan, is equal to the closing price of the Common Stock on the date of grant.

(4)	Amounts in this column have been calculated by multiplying the number of RSUs subject to the applicable award by $3.98, which was the closing price of the Common Stock on December 31, 2019.

(5)	These options vested one year following the date of grant.

(6)	Twenty-five percent of the shares subject to this stock option vest one year following the date of grant, and the remaining seventy-five percent will vest in equal monthly installments over the following three years, subject to continued service with the Company through the applicable vesting date.

(7)	Represents performance- and time-vesting stock options, and assume achievement of performance at threshold levels. These stock options are eligible to vest according to the satisfaction of both a time-vesting requirement, pursuant to which 25% of the shares subject to this option vest one year following the date of grant, and the remaining 75% will vest in equal monthly installments over the following three years subject to continued employment through the vesting date; and a performance-vesting requirement, pursuant to which 33.33%, 33.33%, and 33.34% of the shares will vest if, at any time during the four-year period from the grant date, the volume-weighted average stock price of the Common Stock meets or exceeds three separate pre-determined dollar targets, respectively, for twenty (20) consecutive trading days.

(8)	The performance-vesting RSUs were eligible to vest as to 80% of the underlying shares if on or prior to September 30, 2019, the Company developed a viable, near-term marketing authorization approach for its ResVax vaccine and as to 20% of the underlying shares if on or prior to September 30, 2019, the Company received notification of its right to pursue accelerated approval for its NanoFlu vaccine from the FDA, subject in each case to continued service with the Company through the first anniversary of the grant date.

(9)	The RSUs vest in full on the first anniversary of the date of grant, subject to continued service with the Company through the vesting date.

(10)	Twenty-five percent of the shares underlying this SAR grant under the 2015 Stock Plan will vest on the first anniversary of the grant date, and the remaining 75% will vest in equal monthly installments over the following three years, subject to continued employment with the Company through the vesting date.

(11)	The shares subject to this stock option vested in three equal installments on the first three anniversaries of the date of grant, subject to continued services with the Company through the applicable vesting date.

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OPTIONS EXERCISED AND STOCK VESTED

Our NEOs did not exercise any stock options during the fiscal year ended December 31, 2019. The following table sets forth certain information concerning the holding of RSUs that vested during the fiscal year ended December 31, 2019.

	Stock Awards
Executive	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Stanley C. Erck	—	—
John J. Trizzino	5,143	28,287
Gregory M. Glenn, M.D.	7,608	41,844
John A. Herrmann III	4,933	27,132

(1)	Amounts in this column represent RSUs that vested during 2019.

(2)	The dollar amount in this column is determined by multiplying the number of shares of the Common Stock underlying RSUs that vested during 2019 by the closing price of a share of the Common Stock on the date the RSUs vested.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about the Common Stock authorized for issuance under our equity compensation plans as of December 31, 2019. See also the information regarding stock options in Note 13 to the Company’s consolidated financial statements for the year ended December 31, 2019, included in the Company’s Annual Report on Form 10-K filed with the SEC on March 11, 2020.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities in Column (a)) (c)
Equity compensation plans approved by security holders(1)	4,992,792(2)	$39.32	520,054
Equity compensation plans not approved by security holders	—	—	—
Total	4,992,792(2)	$39.32	520,054

(1)	Consists of the 2015 Stock Plan, 2005 Stock Plan, and ESPP. The 2005 Stock Plan terminated pursuant to its terms on February 23, 2015 and no further awards will be made pursuant to that plan. The weighted-average exercise price in column (b) excludes RSUs, which are not subject to an exercise price.

(2)	Includes 1,014,200 stock options granted to certain employees with a weighted-average exercise price of $5.95 under the 2015 Plan that are subject to approval at the Annual Meeting.

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OVERVIEW OF EMPLOYMENT AND CHANGE IN CONTROL AGREEMENTS

Employment Agreements

On December 31, 2019, the Company had employment agreements in place with each of our NEOs. Each employment agreement provides for a base salary subject to review each year, an incentive bonus, and equity awards. Salary information and the target amount of the incentive bonus are described in greater detail on pages 25 through 26 in the CD&A. The amount of any incentive bonus and the form of payment (cash, equity, or some combination of the two) are at the discretion of the Board.

The employment agreements also provide that additional equity may be awarded to the NEO based upon his performance and subject to the Board’s approval, for the reimbursement of reasonable expenses incurred by him in connection with the performance of his duties, and for the NEO to participate in the Company’s Severance Plan (discussed below). Each NEO must devote his full business time to the performance of services to the Company.

The employment agreements require each NEO to maintain the confidentiality of the Company’s proprietary information and provide that all work product discovered or developed by the NEO in the course of the NEO’s employment belongs to the Company. In addition, in the employment agreements, the NEOs have agreed not to compete with the Company, directly or indirectly, within the United States or interfere with or solicit the Company’s contractual relationships, in each case during the term of his employment and for the duration of the severance period provided for the NEO following the termination of his employment.

If an NEO is terminated without “cause” or leaves the Company for “good reason” (as such terms are defined in each employment agreement), the NEO may receive a lump sum separation payment. The amount of these payments is more specifically described in the section “Potential Payments Upon Termination” beginning on page 42. To be entitled to such a payment, the NEO must execute and deliver to the Company a waiver and separation agreement, releasing the Company from any claims.

Amended and Restated Change in Control Severance Benefit Plan

In August 2005, the Board adopted a Change in Control Severance Benefit Plan, which has since been amended in July 2006, December 2008, and June 2011 (the “Severance Plan”). The purpose of the Severance Plan is to provide severance pay and benefits to a select group of employees in the event that their employment with the Company is terminated following a change in control event, to provide such employees with an incentive to remain with the Company, and help the Company consummate a strategic corporate sale or transaction that maximizes stockholder value. Participants in the Severance Plan are recommended by the CEO and approved by the Board. Selected participants with existing severance agreements are deemed to elect coverage under the Severance Plan and are not eligible for any severance benefits under other agreements unless expressly provided otherwise by the Board. Each of the NEOs participates in the Severance Plan.

The Severance Plan provides for the payment of benefits upon certain triggering events. A triggering event occurs if a participant’s employment is terminated due to an “Involuntary Termination without Cause” for a reason other than death or disability or as a result of a “Constructive Termination” either (i) within a certain period (not to exceed 24 months) after the effective date of a “Change in Control” or (ii) before the Change in Control but after the first day on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of the Change in Control.

The specific periods of time following the effective date of a Change in Control during which payment of benefits under the Severance Plan may be triggered by termination, and the severance payment and benefits provided pursuant to the Severance Plan, are as follows:

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Severance(1)(2)
Executive	Protected Period	Payment	Continuation of Benefits Period
Stanley C. Erck.	24 months	24 months salary	18 months
John J. Trizzino.	12 months	12 months salary	12 months
Gregory M. Glenn, M.D.	12 months	12 months salary	12 months
John A. Herrmann III.	12 months	12 months salary	12 months

(1)	If a triggering event occurs, the participant is entitled to a lump sum severance payment; a bonus equal to 100% of the target annual performance bonus for the year in which the termination date occurred multiplied by the length in years of the participant’s severance benefit period; and continuation of medical, dental, and vision benefits for the same number of months as the severance period, with the exception of Mr. Erck, whose benefits continue for 18 months.

(2)	The NEOs are also entitled to certain payments and benefits upon termination of employment that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include accrued salary and accrued, but unused vacation pay, and availability for distribution of plan balances under the Company’s 401(k) plan.

As used in the Severance Plan, the below terms have the following meanings:

Term	Definition
Involuntary Termination without Cause	The termination of an eligible employee’s employment which is initiated by the Company for a reason other than Cause.
Cause	•	Conviction of, a guilty plea with respect to, or a plea of nolo contendere to a charge that the eligible employee has committed a felony under the laws of the United States or of any state or a crime involving moral turpitude, including, but not limited to, fraud, theft, embezzlement, or any crime that results in or is intended to result in personal enrichment at the expense of the Company;

	•	Material breach of any agreement entered into between the eligible employee and the Company that impairs the Company’s interest therein;

	•	Willful misconduct, significant failure to perform the eligible employee’s duties, or gross neglect by the eligible employee of the eligible employee’s duties; or

	•	Engagement in any activity that constitutes a material conflict of interest with the Company.

Constructive Termination	A termination initiated by an eligible employee because any of the following events or conditions has occurred:

	•	a change in the eligible employee’s position or responsibilities (including reporting responsibilities) which represents an adverse change from the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; the assignment to the eligible employee of any duties or responsibilities which are inconsistent with the eligible employee’s position or responsibilities as in effect immediately preceding the effective date of a Change in Control or at any time thereafter; except in connection with the termination of the eligible employee’s employment for Cause or the termination of an eligible employee’s employment because of an eligible employee’s disability or death, or except resulting from a voluntary termination by the employee other than as a result of a Constructive Termination;

	•	a material reduction in the eligible employee’s pay or any material failure to pay the eligible employee any compensation or benefits to which the eligible employee is entitled within five days of the date due;

	•	the Company’s requiring the eligible employee to relocate his principal worksite to any place outside a 50 mile radius of the eligible employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;

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	•	a material reduction in the eligible employee’s pay or any material failure to pay the eligible employee any compensation or benefits to which the eligible employee is entitled within five (5) days of the date due;

	•	the Company’s requiring the eligible employee to relocate his principal worksite to any place outside a fifty (50) mile radius of the eligible employee’s current worksite, except for reasonably required travel on the business of the Company or its affiliates which is not materially greater than such travel requirements prior to the Change in Control;

	•	the failure by the Company to continue in effect (without reduction in benefit level and/or reward opportunities) any material compensation or employee benefit plan in which the eligible employee was participating immediately preceding the effective date of a Change in Control or at any time thereafter, unless such plan is replaced with a plan that provides substantially equivalent compensation or benefits to the eligible employee;

	•	any material breach by the Company of any provision of the Severance Plan; or

	•	the failure of the Company to obtain an agreement, from any successors and assigns to assume and agree to perform the obligations created under the Severance Plan as a result of a Change in Control.

Change in Control	•	A sale, lease, license, or other disposition of all or substantially all of the assets of the Company;

	•	A consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, in which the stockholders of the Company immediately prior to such consolidation, merger, or reorganization, own less than 50% of the outstanding voting power of the surviving entity and its parent following the consolidation, merger, or reorganization;

	•	Any transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities that were not stockholders of the Company immediately prior to their acquisition of the Company securities as part of such transaction become the owners, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, or similar transaction and other than as part of a private financing transaction by the Company; or

	•	A change in the Incumbent Board, which occurs if the existing members of the Board on the date the Severance Plan was initially adopted by the Board (the “Incumbent Board”) cease to constitute at least a majority of the members of the Board, provided, however, that any new Board member shall be considered a member of the Incumbent Board for this purpose if the appointment or election (or nomination for such election) of the new Board member is approved or recommended by a majority vote of the members of the Incumbent Board who are then still in office.

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POTENTIAL PAYMENTS UPON TERMINATION

The following table summarizes the payment that would be payable to our NEOs as of December 31, 2019, in the event of the various termination scenarios, including termination other than for cause, termination for cause, and termination in connection with a change in control:

		Triggering Event
Executive	Benefit	Termination Other Than for Cause(1) ($)	Termination For Cause(2) ($)	Termination in Connection with a Change in Control(3) ($)
Stanley C. Erck	Severance Payment	964,080	—	1,285,440
	Bonus	—	—	385,362(4)
	Equity Awards	—	—	—(5)
	Health Insurance	31,489(6)	—	31,489(6)
	Total	995,569	—	1,702,291

John J. Trizzino	Severance Payment	393,567	—	393,567
	Bonus	—	—	156,280(4)
	Equity Awards	—	—	—(5)
	Health Insurance	—	—	20,993(6)
	Total	393,567	—	570,840

Gregory M. Glenn, M.D.	Severance Payment	472,770	—	472,770
	Bonus	—	—	235,226(4)
	Equity Awards	—	—	—(5)
	Health Insurance	—	—	20,993(6)
	Total	472,770	—	728,989

John A. Herrmann III	Severance Payment	381,368	—	381,368
	Bonus	—	—	151,436(4)
	Equity Awards	—	—	—(5)
	Health Insurance	—	—	17,529(6)
	Total	381,368	—	550,333

(1)	On December 31, 2019, the Company had employment agreements with Dr. Glenn and Messrs. Erck, Herrmann, and Trizzino, which provided for a lump sum cash severance payment equal to 18 months’ base salary for Mr. Erck and 12 months’ base salary for Dr. Glenn and Messrs. Herrmann and Trizzino if the executive is terminated without “cause” or leaves for “good reason.” All vested and exercisable stock options held by Dr. Glenn and Messrs. Herrmann and Trizzino must be exercised within three months following the termination date. Mr. Erck is entitled to (i) continuation of medical, dental, and vision benefits for 18 months following the date of termination and (ii) the accelerated vesting of 50% of the unvested portion of each stock option or restricted stock grant made by the Company. Mr. Erck may exercise all outstanding vested stock options held at termination (including any accelerated options or grants) during the 12 month period following the date of termination.

(2)	In the event an NEO is terminated for cause, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. Cause means (i) the executive’s willful failure or refusal to perform in all material respects the services required to be performed by him; (ii) the executive’s willful failure or refusal to carry out any proper and material direction by the President and Chief Executive Officer or Board (or, with respect to Mr. Erck’s agreement, the Board, and with respect to Mr. Herrmann’s agreement, the CMO, the CEO or the Board) with respect to the services to be rendered by him or the manner of rendering such services; (iii) the executive’s willful misconduct or gross negligence in the performance of his duties (or, with respect to Mr. Herrmann’s and Mr. Trizzino’s agreements, the executive’s misconduct in the performance of his duties); (iv) the executive’s commission of an act of fraud, embezzlement, or theft or felony involving moral turpitude; (v) the executive’s use of confidential information, other than for the benefit of the Company in the course of rendering services to the Company; or (vi) a breach of the executive’s non-competition obligations.

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(3)	Under the Severance Plan, all current unvested stock options become vested and exercisable in full only upon a termination of employment following a Change in Control (a double trigger acceleration). The Severance Plan provides that all vested and exercisable stock options may be exercised within one year from the participant’s termination date, provided, however, that no exercise may occur later than the expiration date of the option as set forth in the applicable stock option agreement.

(4)	Bonus equals 100% of the NEO’s target annual bonus award, expressed as a monthly payment, multiplied by the participant’s severance benefit period, expressed monthly.

(5)	Represents the value of all unvested stock options outstanding at the closing price on December 31, 2019, minus any applicable exercise price.

(6)	Reflects the premiums for health, dental, and vision coverage under the Company’s group health insurance program. Amounts are based on the premiums in effect at December 31, 2019.

Termination as a Result of Death or Disability

In the event an NEO is terminated as a result of death or disability, all outstanding equity awards granted to the executive on or after March 2016 will vest as to 50% of the unvested portion of each grant as of the termination date. Otherwise, the Company has no further obligation to the executive other than the obligation to pay any unpaid base salary and unused vacation accrued through the termination date. If the executive dies while in the employ of the Company (or within three months after the date on which the executive ceases to be an employee), vested and exercisable options may be exercised by the executive’s estate for one year following the executive’s death. If the executive becomes disabled while in the employ of the Company, vested and exercisable options may be exercised by the executive for a period of one year after the executive ceases to be an employee due to a disability.

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COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

James F. Young, Chair
Richard H. Douglas, Ph.D.
Rachel K. King
Michael A. McManus, Jr., J.D.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors and monitors the Company’s financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2019 and particularly with regard to the Company’s audited consolidated statements of financial condition as of December 31, 2019, and the related statements of operations, comprehensive loss, changes in stockholders’ deficit, and cash flows for each of the years in the three-year period ended December 31, 2019.

The Audit Committee believes that it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the Company’s audited financial statements with management and with Ernst & Young LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and SEC, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, its evaluations of the Company’s internal controls, the overall quality of the Company’s financial reporting, and their judgments as to the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with PCAOB standards. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by the PCAOB independence and ethics rule, Rule 3526, “Communication with Audit Committees Concerning Independence,” relating to the firm’s independence from the Company and its related entities, discussed with Ernst & Young LLP its independence from the Company and considered the compatibility of the firm’s provision of non-audit services with maintaining its independence. Management and the Company’s internal and independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, that include but are not limited to: (i) information technology systems, controls and security; (ii) critical accounting policies; (iii) the impact of new accounting guidance; (iv) compliance with internal controls required under Section 404 of the Sarbanes-Oxley Act; (v) compliance with Company’s Code of Ethics; (vi) risk management initiatives and controls; (vii) significant legal matters; and (viii) insider and related party transactions. Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits.

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Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

AUDIT COMMITTEE
Michael A. McManus, Jr., J.D., Chair
Richard H. Douglas, Ph.D. Gary C. Evans

This Audit Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 except to the extent that Novavax specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Securities Act of 1933 and the Securities Exchange Act of 1934 and shall not be deemed soliciting material.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of April 29, 2020, unless otherwise indicated, with respect to the beneficial ownership of our Common Stock by (i) each director of the Company, (ii) each of the Named Executive Officers of the Company, as identified in the “Summary Compensation Table” of this Proxy Statement, and (iii) all directors and executive officers of the Company as a group. As of April 29, 2020, no person (including any group) is known to the Company to beneficially own more than 5% of the outstanding shares of our Common Stock.

Beneficial Owner(1)	Shares of Common Stock Beneficially Owned(2)	Percentage of Class Outstanding(3)
Directors and Named Executive Officers
Richard H. Douglas, Ph.D.(4)	50,500	*
Gary C. Evans(5)	36,598	*
Rachel K. King(6)	12,300	*
Michael A. McManus, Jr.(7)	27,951	*
Rajiv I. Modi, Ph.D.(8)	125,000	*
James F. Young, Ph.D.(9)	62,250	*
Stanley C. Erck(10)	381,114	*
Gregory M. Glenn, M.D.(11)	110,294	*
John A. Herrmann III(12)	73,095	*
John J. Trizzino(13)	68,784	*
All directors and executive officers as a group (10 persons)(14)	947,886	1.6%

* Less than 1%.

(1)	Each beneficial owner named in the table above (except as otherwise indicated in the footnotes below) has an address in c/o Novavax, Inc., 21 Firstfield Road, Gaithersburg, Maryland 20878.

(2)	Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to shares of the Common Stock. Unless otherwise indicated, each beneficial owner named in the table has sole voting and investment power over the shares beneficially owned. With respect to each person or group, percentages are calculated based on the number of shares of Common Stock beneficially owned, including shares that may be acquired by such person or group within 60 days of April 29, 2019 upon the exercise of stock options, RSUs, warrants, or other purchase rights, but not the exercise of options, warrants, or other purchase rights held by any other person.

(3)	Percentages have been calculated based on 57,958,587 shares of the Common Stock outstanding as of April 29, 2020.

(4)	Includes 23,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(5)	Includes 20,500 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020. Also includes 400 shares owned by Mr. Evans as a result of shares held in trusts for the benefit of Mr. Evans’s children.

(6)	Includes 8,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020. Also includes 2,200 shares of Common Stock indirectly owned by Mrs. King as a result of shares held in trusts for the benefit of Mrs. King’s children.

(7)	Includes 18,000 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(8)	Consists of 125,000 shares owned by Satellite Overseas (Holdings) Limited, a wholly-owned subsidiary of Cadila Pharmaceuticals Ltd. Dr. Modi is a managing director of Cadila Pharmaceuticals Ltd.

(9)	Consists solely of 62,250 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

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(10)	Includes 360,620 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(11)	Includes 108,455 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(12)	Includes 72,820 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(13)	Includes 63,697 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

(14)	Includes 737,342 shares of Common Stock issuable upon the exercise of options exercisable within 60 days of April 29, 2020.

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PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking stockholders to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement, as required pursuant to section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The Company provides its stockholders with the opportunity to cast an annual advisory vote to approve the compensation of its Named Executive Officers and this Proposal No. 2, commonly referred to as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation programs.

As described in detail in the Compensation Discussion and Analysis section and the related tables and narrative disclosure in this Proxy Statement, our executive compensation programs are designed to attract and retain highly qualified executives, reward executives for meeting Novavax’ strategic goals and objectives, reward strong individual performance and align executives’ interests with those of our stockholders. Please read the Compensation Discussion and Analysis section for additional details about our executive compensation objectives, philosophy, and programs, along with the compensation paid to our Named Executive Officers with respect to the fiscal year ended December 31, 2019 and the rationale for such compensation.

Accordingly, the Board is asking stockholders to cast a non-binding, advisory vote “FOR” the compensation paid to our Named Executive Officers in 2019, as disclosed pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion included in this Proxy Statement.

We recommend that you vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.

Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee, who are responsible for designing and administering our executive compensation programs, value the opinions of our stockholders on this Proposal No. 2 and will consider the outcome of the vote on this Proposal No. 2 when making future compensation decisions for our Named Executive Officers. The Board has determined to provide stockholders with an annual opportunity to approve the compensation of the Named Executive Officers.

FOR PROPOSAL NO. 2, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2019.

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PROPOSAL NO. 3

AMENDMENT OF 2015 STOCK PLAN

At the Annual Meeting, stockholders will be asked to approve the adoption of the Amended and Restated 2015 Stock Incentive Plan adopted by our Board on March 20, 2020 (the “Amended 2015 Stock Plan”). The 2015 Stock Plan was originally adopted by our Board on March 5, 2015 and approved by Novavax stockholders on June 18, 2015, with an amendment thereto approved by our stockholders on June 9, 2016, and an amendment and restatement thereof approved by our stockholders on each of June 15, 2017, June 14, 2018 and June 28, 2019. The number of shares currently authorized for issuance under the 2015 Stock Plan include the following shares:

•	1,250,000 shares originally authorized for issuance under the 2015 Stock Plan, which included approximately 231,018 shares that were available for issuance under our 2005 Stock Plan immediately prior to its expiration on February 23, 2015;

•	an additional 300,000 shares following a vote by Novavax stockholders on June 9, 2016 to approve an amendment to increase the number of shares under the 2015 Stock Plan;

•	an additional 250,000 shares following a vote by Novavax stockholders on June 15, 2017 to approve an amendment to increase the number of shares under the 2015 Stock Plan;

•	an additional 1,000,000 shares following a vote by Novavax stockholders on June 14, 2018 to approve an amendment to increase the number of shares under the 2015 Stock Plan; and

•	an additional 1,000,000 shares following a vote by Novavax stockholders on June 28, 2019 to approve an amendment to increase the number of shares under the 2015 Stock Plan.

As discussed further below, stockholders are being asked to approve the Amended 2015 Stock Plan to enable us to increase the number of shares of our Common Stock available for issuance pursuant to awards under the plan by 7,100,000 shares, to increase the limit on the number of shares of Common Stock subject to awards that may be granted to our employees in any calendar year, and to increase the limit on the number of shares of Common Stock subject to awards that may be granted to our non-employee directors in any calendar year.

If stockholders do not approve this proposal, our Amended 2015 Stock Plan will not become effective and our 2015 Stock Plan will remain in effect in accordance with its terms. In addition, if stockholders do not approve this proposal, certain awards that were granted to our employees contingent upon obtaining stockholder approval of our Amended 2015 Stock Plan, as described in more detail under “New Plan Benefits”, will be automatically forfeited.

Equity grants are an essential element of the Company’s compensation program. Stockholder approval of the Amended 2015 Stock Plan would allow us to continue to attract and retain high quality and high performing directors, executives, and other employees with equity incentives. The Company is currently in a critical stage for its ultimate long-term success. After a sale of our manufacturing business in 2019, we have shifted our business focus to commit fully to the development of NanoFlu and our other vaccine candidates. We accomplished positive top-line results in our pivotal Phase 3 clinical trials of NanoFlu, and are working to advance an innovative vaccine candidate designed to protect against the SARS-CoV-2 virus responsible for the COVID-19 pandemic. It is essential that the Company continue to be able to attract and retain best-in-class talent at this stage, and our ability to grant equity awards is key to our success in that regard. The Board approved the Amended 2015 Stock Plan and the additional shares of Common Stock authorized for issuance under it based upon its review and consideration of:

•	the Company’s historic rates of equity award issuances;

•	the dilutive impact to stockholders;

•	equity plan guidelines established by certain institutional investors and proxy advisory firms; and

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•	advice provided by Radford, the Compensation Committee’s independent consultant.

The Board believes that it is in the best interest of the Company’s stockholders for the Company’s employees (including its officers), directors, and consultants to have an ownership interest in the Company and that granting equity awards to such persons motivates them to contribute to the Company’s success. Given the emphasis placed on equity awards in the Company’s compensation philosophy and, in general, a decline in the Company’s stock price during 2019, more shares of our Common Stock were granted as awards under the 2015 Stock Plan (prior to its amendment) in 2019 than previously anticipated. As a result, the remaining shares of Common Stock available for issuance under the 2015 Stock Plan are not sufficient to continue implementing the Company’s stock incentive program over the next year taking into account our historic burn rate (discussed below) and certain other factors, including the Company’s anticipated need to attract new employees with appropriate levels of experience and talent. Accordingly, on March 20, 2020, our Board approved the Amended 2015 Stock Plan, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance under the Amended 2015 Stock Plan by 7,100,000 shares and to increase the number of shares of Common Stock that may be issued under the Amended 2015 Stock Plan upon the exercise of incentive stock options by 7,100,000 shares. In addition, the Board determined to retain individual limits on annual grants to employees previously included in the 2015 Stock Plan by reason of the performance-based pay exception under Section 162(m) of the Code, which is no longer in effect, but to increase such limits to allow for grants of stock options representing up to 500,000 shares of Common Stock, grants of SARs representing up to 500,000 shares of Common Stock and grants of stock awards other than stock options and SARs representing up to 250,000 shares of Common Stock. The Board further determined to retain an annual per-share non-employee director limit applicable to awards granted under the Amended 2015 Stock Plan, but to increase such limit to allow for awards under the Amended 2015 Stock Plan representing up to 100,000 shares of Common Stock. The Amended 2015 Stock Plan is being submitted to the Company’s stockholders for approval.

The Board believes that the Amended 2015 Stock Plan continues to promote the interests of our stockholders and continues to be consistent with principles of good corporate governance including:

•	Independent Committee. The Amended 2015 Stock Plan will continue to be administered by the Compensation Committee and its authorized delegates. The Compensation Committee is composed entirely of independent directors who meet the Nasdaq Global Select Market (“Nasdaq”) standards for independence and “non-employee directors” under Rule 16b-3(b)(3) of the Exchange Act.

•	Stockholder Approval is Required for Additional Shares. The Amended 2015 Stock Plan does not contain an annual “evergreen” provision. The Amended 2015 Stock Plan authorizes a fixed number of shares and, as a result, stockholder approval is required to issue any additional shares under awards under the Amended 2015 Stock Plan. This gives our stockholders the opportunity to provide direct input on our equity compensation programs.

•	Limits on Awards. The Amended 2015 Stock Plan limits the number of shares of Common Stock that may be awarded through stock options, SARs, and other awards that may be granted to any person in any calendar year and contains a separate limit that applies to awards granted to our non-employee directors.

•	No Discounted Stock Options or SARs. All stock options and SARs under the Amended 2015 Stock Plan must have an exercise price or base value that is not less than the fair market value of a share of Common Stock on the date of grant.

•	Performance Awards. Under the Amended 2015 Stock Plan, the Compensation Committee may grant performance-based awards designed to reward individual and Company performance.

•	No Repricing. Other than in connection with a corporate transaction affecting the Company, the Amended 2015 Stock Plan prohibits any repricing of stock options or SARs without obtaining stockholder approval in accordance with Nasdaq requirements.

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•	No Liberal Share Recycling. Shares retained or withheld by or delivered to the Company to satisfy the purchase or exercise price of (or withholding taxes applicable to) an award and the total number of shares subject to a SAR any portion of which is settled in shares reduce the number of shares available for issuance under the Amended 2015 Stock Plan. In addition, the number of shares available for delivery under the Amended 2015 Stock Plan will not be increased by any shares that have been delivered under the Amended 2015 Stock Plan that are subsequently repurchased using proceeds directly attributable to stock option exercises.

•	Minimum Vesting Provisions. The Amended 2015 Stock Plan requires a minimum vesting period of at least one year for all awards granted under the plan, subject to a carve-out for awards not exceeding five percent of the total shares of our Common Stock reserved for issuance under the Amended 2015 Stock Plan.

•	Accelerated Vesting on a Change in Control. The Amended 2015 Stock Plan provides that, upon the consummation of a corporate transaction (as described below) the plan administrator may not accelerate the time-based vesting of an award unless such award is not assumed or substituted by the acquiring or succeeding company. Further, the Amended 2015 Stock Plan requires that, on the consummation of a corporate transaction, the performance-based vesting of any award be determined based on the greater of (a) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the Participant’s actual employment or service relationship with the Company prior to the corporate transaction during the applicable full performance period, or (b) actual achievement of the applicable performance goals through the date of the corporate transaction.

•	Clawback Policy. Awards under the Amended 2015 Stock Plan are subject to recoupment in accordance with any applicable Company clawback or recoupment policy that may be adopted by the Board or as otherwise required by law or applicable listing standards. The Company’s current clawback policy, as adopted by the Board, provides that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such error not been made.

•	Payment of Dividends. The Amended 2015 Stock Plan expressly prohibits the payment of dividends or dividend equivalents on unvested awards.

Existing Equity Plan Information

Since its adoption in 2015, we have granted equity awards exclusively under our 2015 Stock Plan. In 2019, the Company granted stock options covering a total of 1,425,821 shares, 1,251,609 RSUs, and 192,400 SARs. Our 2019 burn rate was determined to be 11.9%. The following table provides information regarding the three-year average burn rate for the preceding three fiscal years as follows:

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	Stock options and SARs granted		Full value awards granted	Performance- vesting awards granted	Total	Burn rate(1)
2019	1,618,221	(2)	1,184,932	66,677	2,869,830	11.9%
2018(3)	830,616		–	–	830,616	4.5%
2017(3)	620,503		–	–	620,503	4.2%
Three-year average	1,023,113		394,977	22,226	1,440,316	6.9%

(1)	Our weighted average common shares outstanding in each of the last three years was: 2019, 24,100,000; 2018, 18,488,000 and 2017, 14,633,000.

(2)	Includes stock options to purchase 1,014,200 shares of Common Stock that were granted contingent on stockholder approval of this proposal.
(3)	Reflects awards adjusted for the 1-for-20 Reverse Stock Split.

In 2019 and through April 29, 2020, the Company granted stock options covering a total of 3,515,800 shares and 326,050 RSUs that are contingent on stockholder approval of the Amended 2015 Stock Plan. As of April 29, 2020, our 2015 Stock Plan had 226,483 shares of Common Stock available for grant as equity awards. If the Amended 2015 Stock Plan is approved, the total number of shares of Common Stock that will be available for future awards under the Amended 2015 Stock Plan will be 3,484,633, which is the sum of 7,100,000 shares, plus the number of shares currently available under the 2015 Stock Plan, minus the number of shares underlying outstanding awards that are contingent on stockholder approval of the Amended 2015 Stock Plan. If the stockholders do not approve the Amended 2015 Stock Plan, the Amended 2015 Stock Plan will not become effective, the contingent awards will be forfeited and additional awards will only be granted from the shares currently available under the 2015 Stock Plan.

Potential Dilution

As of the Record Date, 57,958,587 shares of Common Stock were outstanding. The following table provides information regarding the number of shares subject to each type of outstanding award under the 2015 Stock Plan and the 2005 Stock Plan, the number of shares of our Common Stock available for future awards under the 2015 Stock Plan, the number of additional shares that would be available for future awards under the Amended 2015 Stock Plan, if approved by stockholders, and the dilutive impact of each to our stockholders as of April 29, 2020.

	Number of shares		As a percentage of stock outstanding on a fully diluted basis
Outstanding stock options and SARs	2,849,454	(1)	4.6%
Outstanding RSUs	1,081,298	(2)	1.7%
Total shares subject to outstanding awards under the 2015 Stock Plan and the 2005 Stock Plan	3,930,752		6.4%

Total shares available for future awards under the 2015 Stock Plan	226,483		0.4%

Outstanding contingent stock options	3,515,800	(3)	5.1%
Outstanding contingent RSUs	326,050	(4)	0.5%
Proposed additional shares available for future awards under the Amended 2015 Stock Plan	3,258,150		4.7%
Proposed increase to shares available for awards under the Amended 2015 Stock Plan	7,100,000		10.3%
Total potential dilution	11,257,235		16.3%

(1)	Does not include stock options that were granted contingent on stockholder approval of this proposal.

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(2)	Does not include RSUs that were granted contingent on stockholder approval of this proposal.

(3)	Includes stock options that were granted contingent on stockholder approval of this proposal.

(4)	Includes RSUs that were granted contingent on stockholder approval of this proposal.

As indicated by the numbers in the table above, as of April 29, 2020, the potential dilution under our 2015 Stock Plan and 2005 Stock Plan was 6.8%. If the Amended 2015 Stock Plan is approved by our stockholders, our potential dilution will be 16.3%.

Supplemental Equity Compensation Plan Information

The following table provides supplemental information on the Company’s equity compensation plans as of April 29, 2020 in addition to the required information presented under “Equity Compensation Plan Information” included elsewhere in this Proxy Statement. Under the plans included in the table below, the Company’s Common Stock may be issued upon the exercise of options.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (b)	Weighted-Average Remaining Term of Outstanding Options, Warrants, and Rights (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (d)
Equity compensation plans approved by security holders(1)	7,772,602(2)	$31.20	8.5	502,526
Equity compensation plans not approved by security holders
Total	7,772,602(2)	$31.20	8.5	502,526

(1)	Includes our 2015 Stock Plan, 2005 Stock Plan and ESPP. The weighted-average exercise price in column (b) excludes RSUs, which do not have an exercise price.

(2)	Includes 1,014,200 stock options with an exercise price of $5.95, 2,501,600 stock options with an exercise price of $19.08 and 326,050 RSUs awarded to employees that were granted contingent on stockholder approval of the Amended 2015 Stock Plan at the 2020 Annual Meeting of Stockholders.

Reasons for Seeking Stockholder Approval

Our Board believes that the ability to grant equity compensation to all employees has been, and will continue to be, essential to the Company’s ability to attract and retain the highest quality and highest performing employees and directors. Our Board also believes that equity compensation motivates our employees, including our executive officers, and our directors to contribute to the achievement of our corporate objectives and encourages the alignment of their interests with the interests of our stockholders. After a review of its routine historical practice and an estimation of the Company’s future growth, the Company believes that the availability of 7,100,000 additional shares of Common Stock under the Amended 2015 Stock Plan would provide a sufficient number of shares to enable the Company to continue to make awards at historical average annual rates for the next year. The Compensation Committee determined that reserving shares sufficient for approximately one year of new awards at historical grant rates is in line with the practice of our peer public companies.

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Summary of the Amended 2015 Stock Plan

The following summary describes the material terms of the Amended 2015 Stock Plan. This summary of the Amended 2015 Stock Plan is not a complete description of all provisions of the Amended 2015 Stock Plan and is qualified in its entirety by reference to the Amended 2015 Stock Plan, which is filed as Appendix A to this Proxy Statement.

Purpose; Term. The purpose of the Amended 2015 Stock Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers, and directors of, as well as consultants and advisors to, the Company, its parents and its subsidiaries. Unless sooner terminated in accordance with its terms, the Amended 2015 Stock Plan will terminate upon the close of business on March 4, 2025.

Administration. The Amended 2015 Stock Plan is administered by the Compensation Committee and its authorized delegates. Subject to the terms of the Amended 2015 Stock Plan, the Compensation Committee has the authority to determine the individuals to whom, and the time or times at which, awards are made, the number of shares of Common Stock subject to each award, and the terms of all awards and all award agreements; to construe the plan and the award agreements under the plan; to prescribe the forms, rules and procedures relating to the plan; to determine the form of settlement of awards (whether in cash, shares of Common Stock, or other property); and to make all other determinations and take all other actions that are, in the Compensation Committee’s judgment, necessary or desirable for the administration of the Amended 2015 Stock Plan. Notwithstanding the foregoing, except in connection with a change in control of the Company or the death or disability of a participant after the time an award has been granted, the Compensation Committee may not accelerate the time or times at which an award vests or becomes exercisable. The Compensation Committee’s construction and interpretation of the terms and provisions of the Amended 2015 Stock Plan and any award agreement are final and conclusive.

Shares Reserved. Subject to adjustment as described below, the number of shares of Common Stock that are reserved for issuance under the Amended 2015 Stock Plan is 10,900,000 shares. Shares of Common Stock underlying any award made under the Amended 2015 Stock Plan to the extent the award expires, terminates or is forfeited, in whole or in part, without the issuance of shares become available for issuance again under the Amended 2015 Stock Plan. Shares of Common Stock that are retained or withheld by or delivered to the Company to satisfy any purchase or exercise price or tax withholding obligation, and the total number of shares of Common Stock subject to a SAR, any portion of which is settled in shares of Common Stock, are treated as issued under the Amended 2015 Stock Plan. The shares available for issuance under the Amended 2015 Stock Plan are not increased by any shares that have been delivered under the Amended 2015 Stock Plan that are subsequently repurchased using the proceeds directly attributable to stock option exercises.

Maximum Number of Shares Available under Incentive Stock Options. The maximum aggregate number of shares that may be issued under the Amended 2015 Stock Plan upon the exercise of incentive stock options is 10,900,000.

Individual Limits. The maximum number of shares of Common Stock subject to stock options and the maximum number of shares of Common Stock subject to SARs that may be granted to any person in any calendar year is, in each case, 500,000 shares. The maximum number of shares subject to other awards that may be granted to any person in any calendar year is 250,000 shares.

Non-Employee Director Limits. A participant in the Amended 2015 Stock Plan who is a non-employee member of our Board may not receive shares of Common Stock underlying awards under the Amended 2015 Stock Plan in any calendar year in excess of 100,000 shares. This limit does not apply to any award or shares of Common Stock granted pursuant to a director’s election to receive shares of Common Stock in lieu of cash fees.

Eligible Participants. The Compensation Committee may select recipients of awards from among key employees, officers, or directors of, or consultants or advisors to the Company and its parents and subsidiaries who are expected to contribute to the Company’s future growth and success. Eligibility for stock options intended to be “incentive stock options” within the meaning of Section 422 of the Code is limited to employees of the Company or its parents and subsidiaries, in accordance with Section 422 of the Code. As of April 29, 2020, 175 employees, six consultants, and five directors are eligible to participate in the Amended 2015 Stock Plan.

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Awards. The Amended 2015 Stock Plan provides for grants of stock options, restricted stock, unrestricted stock, SARs, stock units, RSUs, and performance awards. Dividend equivalents may also be provided in connection with awards under the Amended 2015 Stock Plan.

•	Restricted and Unrestricted Stock. A restricted stock award is an award of stock subject to forfeiture restrictions, while an unrestricted stock award is not subject to restrictions.

•	Stock Options and SARs. The Amended 2015 Stock Plan provides for the grant of incentive stock options, non-statutory stock options and SARs. Stock options entitle the holder to acquire shares of Common Stock upon payment of the exercise price. A SAR is a right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Common Stock of equivalent value) equal to the excess of the fair market value of the shares of Common Stock subject to the SAR over the base value from which appreciation under the SAR is to be measured. The exercise price of a stock option, and the base value against which a SAR is to be measured, may not be less than the fair market value (or, in the case of an incentive stock option granted to a ten percent stockholder, 110% of the fair market value) of a share of Common Stock on the date of grant. The Compensation Committee will determine when stock options or SARs become exercisable and the terms on which such awards remain exercisable. Stock options and SARs will generally have a maximum term of ten years (or, in the case of an incentive stock option granted to a ten percent stockholder, five years); however, in general, if (i) a participant holds an outstanding but unexercised stock option or SAR on the date that is ten years from the date of grant (or, in the case of a stock option or SAR with a maximum term of less than ten years, the last day of such maximum term) and has not exercised such stock option or SAR as of the regular closing time of the exchange on which shares of our Common Stock are traded on the last day of the applicable term of the stock option or SAR, (ii) on such date shares of our Common Stock is publicly traded, and (iii) at such time the fair market value of a share of our Common Stock is greater than the exercise price or base value applicable to such stock option or SAR, such stock option or SAR to the extent then vested and exercisable will be automatically exercised on the last day of the applicable term and the number of shares of Common Stock otherwise to be delivered upon exercise of the stock option or SAR will be reduced by, in the case of a stock option, a number of shares having a fair market value equal to the aggregate exercise price of the stock option being exercised and, in the case of a stock option or SAR, a number of shares having a fair market value equal to the amount necessary to satisfy any applicable tax withholding obligation (but not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules).

•	Stock Units. A stock unit award is denominated in shares of Common Stock and entitles the recipient to receive stock or cash measured by the value of the shares in the future. The delivery of Common Stock or cash under a stock unit may be subject to the satisfaction of performance or other vesting conditions.

•	Performance Awards. A performance award is an award of a stock option, SAR, restricted stock, or RSU the vesting, settlement or exercisability of which is subject to specified performance criteria.

Vesting. The Compensation Committee will determine the time or times at which awards will vest or become exercisable. However, no award may vest prior to the first anniversary of the grant date, subject to the Compensation Committee’s discretion to accelerate the vesting of such an award upon a change in control of the Company or the death or disability of a participant. However, a number of shares of Common Stock not exceeding five percent of the number of shares of Common Stock that may be delivered in satisfaction of awards under the Amended 2015 Stock Plan may be delivered in satisfaction of awards that are not subject to the minimum one-year vesting period.

Termination of Employment or Service. The Compensation Committee determines the effect of the termination of employment or service on an award. Unless otherwise provided by the Compensation Committee, upon a termination of employment or service, all unvested stock options and SARs will terminate, all other unvested awards will be forfeited, and vested stock options and SARs then held by the participant will remain exercisable for a period of three months, or twelve months in the case of death or disability, following such termination of employment or, in each case, until the applicable expiration date, if earlier. All stock options and SARs held by a participant, whether vested or unvested, immediately prior to the participant’s termination of employment or service will terminate if such termination is for cause.

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Non-transferability of Awards. In general, awards under the Amended 2015 Stock Plan may not be transferred except by will or the laws of descent and distribution, unless, in the case of awards other than incentive stock options, expressly permitted in the agreement evidencing the award. Awards other than incentive stock options may be transferred pursuant to a domestic relations order (within the meaning of Rule 16a-12 of the Exchange Act).

Recovery of Compensation. The Compensation Committee may cancel, rescind, withhold or otherwise limit or restrict any award at any time under the Amended 2015 Stock Plan if the participant is not in compliance with the provisions of the Amended 2015 Stock Plan or the award or if the participant breaches any agreement with the Company with respect to non-competition, non-solicitation, or confidentiality. The Compensation Committee also may recover any award or payments or gain with respect to any award under the Amended 2015 Stock Plan in accordance with any applicable Company clawback or recoupment policy, as such policy may be in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards. On April 26, 2017, the Board adopted a policy providing that, if the Company is required to prepare an accounting restatement due to material non-compliance with financial reporting requirements under applicable securities laws, with respect to any cash bonus or other cash compensation paid or awarded, or equity-based bonus or other equity-based incentive compensation that was exercised, vested or settled, within six months preceding such restatement, and that was granted or earned or became vested based wholly or in part upon the attainment of any financial reporting measure, if the recipient of such cash or equity-based bonus or other cash or equity-based incentive compensation engaged in fraud, intentional misconduct, or gross negligence that caused or partially caused the need for the restatement, the Board generally may seek reimbursement of any amount paid under an award in excess of what would have been paid had such error not been made.

Adjustment Provisions. If the outstanding shares of Common Stock are exchanged for a different number or kind of shares or other securities of the Company or increased or decreased as a result of any recapitalization, reclassification, stock dividend, stock split or reverse stock split, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment will be made to (a) the maximum number and kind of shares reserved for issuance under the Amended 2015 Stock Plan, (b) the maximum number of shares that can be issued upon exercise of incentive stock options under the Amended 2015 Stock Plan, (c) the limitations on the number of shares of Common Stock that may be delivered through awards granted to any person in any calendar year and the limitations on awards granted to our non-employee directors, (d) the number and kind of shares or other securities subject to any then outstanding awards under the Amended 2015 Stock Plan, and (e) the exercise or purchase prices (or base values) relating to awards and any other provision of awards affected by such change, without (in the case of stock options or SARs) changing the aggregate exercise price (or base values) for such awards. For example, on May 10, 2019, the Company effected the 1-for-20 Reverse Stock Split, which resulted in appropriate and proportionate adjustments.

Change in Control. In the event of a corporate transaction (as defined in the Amended 2015 Stock Plan) in which awards are not assumed or substituted by the acquiring or succeeding corporation (or an affiliate thereof), the Compensation Committee will provide for the accelerated vesting or delivery of shares under awards and may provide for (a) the cash-out of outstanding awards or (b) the termination of awards that are not exercised prior to the consummation of the transaction. In the event of a corporate transaction in which awards are assumed or substituted by the acquiring or succeeding corporation (or an affiliate thereof), the Compensation Committee will provide that such awards will continue in existence with appropriate adjustments or modifications. The performance-based vesting of any award is determined based on the greater of (a) assumed achievement of the applicable performance goals at 100% of target with the result prorated based on the period of the Participant’s actual employment or service relationship with the Company prior to the corporate transaction during the applicable full performance period, or (b) actual achievement of the applicable performance goals through the date of the corporate transaction. Except as the Compensation Committee may otherwise provide in any case, all awards will terminate automatically or, in the case of restricted stock, will be forfeited automatically upon the consummation of a covered transaction other than awards that are assumed by the acquiring or succeeding corporation. In general, a corporate transaction under the Amended 2015 Stock Plan means a consolidation, merger, combination or reorganization of the Company, the sale, lease or other disposition of all or substantially all of the assets of the Company, a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities in which such persons or entities become the owners, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction, or a dissolution or liquidation of the Company.

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Prohibition on Repricing. Except in connection with certain corporate transactions involving the Company, the Company may not, without obtaining stockholder approval, amend the terms of outstanding stock options or SARs to reduce the exercise price or base value of such awards, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise price or base value that is less than the exercise price or base value applicable to the original award, or cancel outstanding stock options or SARs that have an exercise price or base value greater than the fair market value of a share of Common Stock on the date of such cancellation in exchange for cash or other consideration.

Plan Amendments and Termination. The Board may at any time, and from time to time, modify or amend the Amended 2015 Stock Plan in any respect, except that any such modification or amendment will be subject to stockholder approval to the extent required by applicable tax or securities laws or stock exchange listing requirements, and no such modification or amendment may adversely affect the rights under an award previously granted to a participant without such participant’s consent. The Compensation Committee may amend outstanding award agreements only with the consent of the affected participant, except that the Administrator, without the consent of the affected participant, may amend or modify the terms and provisions of the Amended 2015 Stock Plan and of any outstanding incentive stock options granted under the Amended 2015 Stock Plan to the extent necessary to qualify any or all such stock options as incentive stock options or to the extent necessary to ensure the qualification of the Amended 2015 Stock Plan under Rule 16b-3 (if then applicable) or compliance with, or exemption from, Section 409A of the Code.

The Board may at any time suspend or terminate the Amended 2015 Stock Plan except that any such suspension or termination may not adversely affect the rights under an award previously granted to a participant while the Amended 2015 Stock Plan is in effect without the consent of the affected participant.

Federal Income Tax Consequences

The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the Amended 2015 Stock Plan under current federal tax laws and certain other tax considerations associated with awards under the Amended 2015 Stock Plan. The summary does not address tax rates or non-U.S., state, or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the fair market value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. An 83(b) election must be made not later than thirty (30) days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective 83(b) election will realize ordinary income equal to the fair market value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. Fair market value for this purpose is determined without regard to the forfeiture restrictions. If a participant makes an effective 83(b) election, no additional income results by reason of the lapsing of the restrictions.

For purposes of determining capital gain or loss on a sale of shares awarded under the Amended 2015 Stock Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount realized (if any) in connection with the forfeiture.

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Incentive Stock Options. In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized on the disposition is treated as a capital gain, for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss, for which the Company is not entitled to a deduction.

Non-statutory Stock Options. In general, a participant has no taxable income upon the grant of a non-statutory stock option but realizes income in connection with exercise of the option in an amount equal to the excess (at time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An incentive stock option that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as a non-statutory stock option. Incentive stock options are also treated as non-statutory stock options to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

SARs. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the fair market value of any stock received. A corresponding deduction is generally available to the Company.

Restricted Stock Units. The grant of an RSU does not itself result in taxable income. Instead, the participant is taxed upon delivery of the underlying shares (and a corresponding deduction is generally available to the Company). If the shares delivered are restricted for tax purposes, the participant will be subject to the rules described above for restricted stock.

Section 162(m). Section 162(m) limits to $1 million the amount a company may deduct for compensation paid to certain executive officers, subject to certain grandfathering rules for performance-based compensation in effect on November 2, 2017 and not materially modified after such date. Stock options, SARs and certain performance awards granted under the Amended 2015 Stock Plan prior to November 2, 2017 were generally intended to satisfy the requirements of this exception. However, as discussed above, the Compensation Committee has had discretionary authority to grant awards under the Amended 2015 Stock Plan that do not satisfy the requirements of this exception.

Certain Change in Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payment of other awards in connection with a change in control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change in control in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.

New Plan Benefits

The following table sets forth time- and performance-vesting stock options and performance-vesting RSUs granted by the Company to the persons and groups named below under our 2015 Stock Plan in September 2019 and April 2020, contingent on stockholder approval of the Amended 2015 Stock Plan. Should stockholder approval not be obtained, these awards will be automatically forfeited.

The time-vesting stock options granted on September 26, 2019 have an exercise price of $5.95 and expire on the tenth anniversary of the grant date. The time-vesting stock options vest as to 25% of the shares underlying the option on the first anniversary of the grant date and as to the remaining 75% in equal monthly installments over a three-year period, generally subject to continued service with the Company through the applicable vesting date. The performance-vesting stock options and RSUs were granted on April 17, 2020. The performance-vesting stock options have an exercise price of $19.08 and expire on the tenth anniversary of the grant date. The performance-vesting stock options and RSUs will be earned if a Phase 2 clinical trial of the Company’s NVX-CoV2373 vaccine candidate against SARS-CoV-2 is initiated within 12 months of the grant date, and will thereafter vest as to 50% of the award on the first anniversary of the Phase 2 initiation date and as to the remaining 50% of the award on the second anniversary of the Phase 2 initiation date, generally subject to continued service with the Company through the applicable vesting date. The number of performance-vesting awards included in the table below assumes that the applicable performance goal is achieved.

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Any other awards under our Amended 2015 Plan would be granted by our Compensation Committee in its discretion, subject to the limits described above under Summary of the Amended 2015 Stock Plan – Individual Limits and – Non-employee Director Limits.

On April 29, 2020, the closing price of a share of our Common Stock as reflected on the Nasdaq was $18.41.

Name and Position	Number of Units
Stanley C. Erck President and Chief Executive Officer	500,000
John J. Trizzino SVP, Chief Business Officer and Chief Financial Officer	240,000
Gregory M. Glenn, M.D. President, Research and Development	265,000
John A. Herrmann III SVP, General Counsel and Corporate Secretary	224,000
Executive Officer Group	1,229,000
Non-Executive Director Group	–
Non-Executive Officer Employee Group	2,612,850

Required Vote

Approval of the Amended 2015 Stock Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and voting on the matter. Abstentions and broker non-votes will not be counted as shares voting on this matter and accordingly will have no effect on the approval of this Proposal No. 3.

FOR PROPOSAL NO. 3, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ADOPTION OF THE AMENDED 2015 STOCK PLAN, INCLUDING TO INCREASE INDIVIDUAL AND NON-EMPLOYEE DIRECTOR STOCK

AWARD LIMITS GRANTED TO ANY PERSON IN ANY CALENDAR YEAR AND TO INCREASE THE NUMBER OF SHARES BY 7,100,000

UNDER THE AMENDED 2015 STOCK PLAN

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PROPOSAL NO. 4

RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Audit Committee, comprised solely of independent directors, has appointed the firm Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Board recommends that the stockholders of the Company ratify this appointment. Although ratification is not required by the Company’s By-Laws or otherwise, the Company believes that it is advisable to give stockholders an opportunity to ratify this selection.

The affirmative vote of the majority of the shares present in person virtually or represented by proxy at the Annual Meeting and voting on this proposal shall constitute ratification of the appointment of Ernst & Young LLP. If the appointment of Ernst & Young LLP as the Company’s independent auditor is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year should it determine such a change would be in the best interest of the Company and its stockholders. If the stockholders, however, do not ratify the appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP, but may proceed with the retention of Ernst & Young LLP if it deems it to be in the best interest of the Company and its stockholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to address the Annual Meeting if they desire to do so. They will also be available to respond to appropriate questions from stockholders.

Fees and Services

The following table shows the fees billed by Ernst & Young LLP for professional services rendered as the Company’s independent registered public accounting firm during the 2019 and 2018 fiscal years.

	Ernst & Young LLP
Fee Category	2019 ($)		2018 ($)
Audit Fees	735,908	(1)	701,681	(2)
Audit-Related Fees	—		—
Tax Fees	79,247		85,347
All Other Fees	—		—
Total Fees	815,155		787,028

(1)	Includes $43,343 for services related to the Company’s shelf registration and prospectus supplement filings.

(2)	Includes $70,000 for services related to the Company’s public offering of Common Stock.

Audit Fees. Consists of fees for professional services rendered in connection with the audit of the Company’s annual consolidated financial statements for 2019 and 2018 and the reviews of the consolidated financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts included fees billed for annual financial statement and internal control audits, quarterly reviews, consultations on accounting matters, and registration statement filings and consents.

Audit-Related Fees. Consists of fees for assurance and related services that were reasonably related to the performance of the independent registered public accounting firm’s audit or review of the Company’s financial statements.

Tax Fees. Consists of fees for professional services rendered for tax compliance, tax advice, and tax planning for the Company. These amounts represent those billed for tax return preparation for the Company and its subsidiary. All material tax fees were pre-approved by the Audit Committee.

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All Other Fees. Consists of fees for products and services provided other than those otherwise described above.

Audit Committee Pre-Approval Policies and Procedures

As contemplated by applicable law and as provided by the Audit Committee’s charter, the Audit Committee is responsible for the appointment, compensation, retention, and oversight of the work of the Company’s independent registered public accounting firm. In connection with such responsibilities, the Audit Committee is required, and it is the Audit Committee’s policy, to pre-approve the audit and permissible non-audit services (both the type and amount) performed by the Company’s independent registered public accounting firm in order to ensure that the provision of such services does not impair the firm’s independence, in appearance or fact.

Under the policy, unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require separate pre-approval by the Audit Committee. If fees for a proposed service of a type that has been pre-approved exceed the pre-approved amount, the Audit Committee and the independent registered public accounting firm must confer and the Audit Committee must grant its approval before further work may be performed. For audit services (including the annual financial statement audit, quarterly statement reviews, and other procedures required to be performed by the independent registered public accounting firm to be able to form an opinion on the Company’s consolidated financial statements), the independent registered public accounting firm must provide to the Audit Committee in advance an engagement letter, outlining the scope of audit services proposed to be performed with respect to the audit for that fiscal year and associated fees. If, in advance of its meeting, the Audit Committee agrees to the engagement letter, the engagement will be formally accepted by the Audit Committee at its next regularly scheduled meeting.

All permissible non-audit services not specifically approved in advance must be separately pre-approved by the Audit Committee, as noted above, with the exception of certain services of limited financial expense for which the Audit Committee has authorized the Chairman and the Chief Financial Officer to hire at their discretion. Generally, requests or applications to provide services must be in writing and include a description of the proposed services, the anticipated costs and fees, and the business reasons for engaging the independent registered public accounting firm to perform the services. The request must also include a statement as to whether the request or application is consistent with the SEC rules on registered public accounting firm independence.

To ensure prompt handling of unexpected matters, the Audit Committee has delegated authority to pre-approve audit and permissible non-audit services between regularly scheduled meetings of the committee to its chair and, in certain limited instances, to its Chief Financial Officer, who are each responsible for reporting any pre-approval decisions to the Audit Committee at its next scheduled meeting. Except as noted above, the Audit Committee has not and will not delegate to management of the Company the Audit Committee’s responsibilities to pre-approve services performed by the independent registered public accounting firm. The Audit Committee pre-approved all audit services provided to the Company by each independent registered public accounting firm engaged during the fiscal years ended December 31, 2019 and 2018.

FOR PROPOSAL NO. 4, THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE

COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

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ADDITIONAL INFORMATION

Stockholder Proposals

Stockholder proposals for inclusion in the Company’s proxy statement: Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the Company’s 2021 Annual Meeting of Stockholders should follow the procedures prescribed in Rule 14a-8 under the Exchange Act and the Company’s By-Laws. Those procedures require that the Company receive a stockholder proposal in writing at the Company’s principal executive offices no later than January 15, 2021. If the date of next year’s annual meeting of stockholders is changed by more than 30 days from the anniversary date of this year’s Annual Meeting (June 25, 2020), then the deadline is the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

Other stockholder proposals: Under the Company’s By-Laws, stockholders who wish to include a proposal in the Company’s 2021 Annual Meeting of Stockholders (but do not wish to include such proposal in the Company’s proxy materials) must give the Company timely written notice. To be timely, the Company’s By-Laws provide that such notice must be received by the Company at its principal executive offices not less than 60 days nor more than 90 days prior to the anniversary date of this year’s Annual Meeting (June 25, 2020); provided, however, in the event that the date of the meeting is more than 30 days before or after the anniversary date of the prior year’s annual meeting of stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or public disclosure of the date of such meeting was made, whichever occurs first.

In addition to being timely, any such notice must include the following information regarding each matter the stockholder proposes to bring before the Annual Meeting:

•	a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting;

•	the name and address, as they appear on the Company’s books, of the stockholder proposing such business;

•	the number of shares of capital stock and other securities of the Company which are beneficially owned by the stockholder and each Stockholder Associated Person;

•	any derivative positions held of record or beneficially by the stockholder and any Stockholder Associated Person and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement, or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic interest of, such stockholder or any Stockholder Associated Person with respect to the Company’s securities; and

•	any material interest of the stockholder or any Stockholder Associated Person in such proposal.

For purposes of this Proxy Statement, a “Stockholder Associated Person” of any stockholder means (i) any “affiliate” or “associate” (as those terms are defined in Rule 12b-2 under the Exchange Act) of the stockholder who owns beneficially or of record any capital stock or other securities of the Company or, through one or more derivative positions, has an economic interest (whether positive or negative) in the price of securities of the Company and (ii) any person acting in concert with such stockholder or any affiliate or associate of such stockholder with respect to the capital stock or other securities of the Company.

Please note that if the stockholder proposes to nominate a director for election to the Company’s Board, the procedures described under the caption “Nomination Procedures” herein relating to director nominations must be followed.

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Other Matters

The Board knows of no other matters which will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, however, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

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THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE LIVE VIRTUAL WEBCAST OF THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, OR VOTE OVER THE INTERNET OR TELEPHONE AS DESCRIBED THEREIN. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE VIRTUAL WEBCAST OF THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN IF THEY HAVE SENT IN THEIR PROXIES.

By the Order of the Board of Directors

John A. Herrmann III
Senior Vice President, General Counsel and Corporate Secretary

May 12, 2020

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APPENDIX A

NOVAVAX, INC.

2015 STOCK INCENTIVE PLAN

AMENDED AND RESTATED MARCH 20, 2020

1.	Purpose.

The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company. Capitalized terms and operational rules related to such terms not otherwise defined in the Plan are defined on Exhibit A, which is incorporated herein by reference.

2.	Type of Stock Awards and Administration.

(a)          Types of Stock Awards. The Plan provides for the grant of Options (including Incentive Stock Options and Non-Statutory Options), Restricted Stock, Unrestricted Stock, Stock Appreciation Rights (or SARs), Stock Units, Restricted Stock Units (or RSUs) and Performance Awards.

(b)          Administration.

(i)           The Plan will be administered by the Administrator, whose construction and interpretation of the terms and provisions of the Plan and any Award Agreement shall be final and conclusive. The Administrator may in its sole discretion grant Stock Awards with respect to shares of Common Stock and direct the Company to issue shares of Common Stock upon the grant, vesting or exercise of such Stock Awards as provided in the Plan.

(ii)           Subject to the express provisions of the Plan, the Administrator shall have authority:

(1)            To determine the individuals to whom, and the time or times at which, Stock Awards are made, the number of shares subject to each Stock Award and the terms of all Stock Awards and Award Agreements, which need not be identical;

(2)            To construe the Plan and Award Agreements;

(3)            To prescribe forms, rules and procedures relating to the Plan;

(4)            To determine the form of settlement of Stock Awards (whether in cash, shares of Common Stock or other property); and

(5)            To make all other determinations and take all other actions that are, in the judgment of the Administrator, necessary or desirable for the administration of the Plan.

(iii)          The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement (or any inconsistency between the Plan and any Award Agreement) in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or individual acting pursuant to authority delegated by the Administrator shall be liable for any action or determination under the Plan made in good faith.

3.	Participant Eligibility.

(a)          General. The Administrator may select Participants from among key employees, officers or directors of, or consultants or advisors to, the Company who are expected to contribute to the Company’s future growth and success; provided, however, that the class of persons to whom Incentive Stock Options may be granted shall be limited to employees of the Company, and provided further, that persons to whom Non-Statutory Options or SARs may be granted shall be limited to persons employed by or providing services to the Company and its “qualifying subsidiaries.” For these purposes, a “qualifying subsidiary” means a subsidiary in which the Company owns a “controlling interest” as described in Treasury Regulations §1.409A-1(b)(5)(iii)(E)(1).

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(b)          Grant of Stock Awards to Directors and Officers. In the discretion of the Administrator, the selection of a director or officer (as defined for purposes of Rule 16b-3) as a Participant, and the terms of any Stock Award granted to such Participant, including the grant date, the purchase or exercise price, the number of shares underlying the Stock Award and other terms and conditions, shall be determined either (i) by the Board, of which all members shall be “non-employee directors” (as hereinafter defined) or (ii) by the Compensation Committee, consisting of two or more directors having full authority to act in the matter, each of whom shall be a “non-employee director” (with any action of the Compensation Committee subject to approval or ratification by the Board, if required). For the purposes of the Plan, a director shall be deemed to be a “non-employee director” only if such director qualifies as a “non-employee director” within the meaning of Rule 16b-3.

4.	Stock Subject to Plan.

(a)          Number of Shares. Subject to adjustment as provided in Section 10 below, the maximum number of shares of Common Stock that may be delivered in satisfaction of Stock Awards under the Plan shall be 10,900,000 shares. Subject to adjustment as provided in Section 10 below, the maximum aggregate number of shares that may be issued upon the exercise of Incentive Stock Options shall in no event exceed 10,900,000 shares.

(b)          Reversion of Shares to the Share Reserve. Shares of Common Stock underlying any Stock Award to the extent the Stock Award, for any reason, expires, terminates or is forfeited, in whole or in part, without the issuance of shares, shall revert to and again become available for issuance under the Plan. Shares of Common Stock that are retained or withheld by or delivered to the Company to satisfy any purchase or exercise price or tax withholding obligation, and the total number of shares of Common Stock subject to a SAR any portion of which is settled in shares of Common Stock will be treated as issued under the Plan. The shares of Common Stock available for issuance pursuant to Section 4(a) will not be increased by any shares that have been delivered under the Plan that are subsequently repurchased using the proceeds directly attributable to stock option exercises.

(c)          Individual Limits. The following additional limits will apply to Stock Awards of the specified type granted to any person in any calendar year:

(i)                Options: 500,000 shares of Common Stock.

(ii)               SARs: 500,000 shares of Common Stock.

(iii)              Stock Awards other than Options or SARs: 250,000 shares of Common Stock.

In applying the foregoing limits, (A) all Stock Awards of the specified type granted to the same person in the same calendar year will be aggregated and made subject to one limit; (B) the limits applicable to Options and SARs refer to the number of shares of Common Stock subject to those Stock Awards; and (C) the share limit under clause (iii) refers to the maximum number of shares of Common Stock that may be delivered, or the value of which could be paid in cash or other property, under a Stock Award or Stock Awards of the type specified in clause (iii) assuming a maximum payout. Where applicable, the foregoing provisions will be construed in a manner consistent with Section 162(m), including, without limitation, the rules under Section 162(m) pertaining to permissible deferrals of exempt awards.

(d)          Non-employee Director Limits. Notwithstanding any other provision of the Plan to the contrary, including subsection (c) above, a Participant who is a non-employee director, in any calendar year, may not receive shares of Common Stock underlying Stock Awards in excess of 100,000 shares. The foregoing limit shall not apply to any Stock Award or shares of Common Stock granted pursuant to a director’s election to receive shares of Common Stock in lieu of cash fees.

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5.	Provisions Applicable to Options and Stock Appreciation Rights.

(a)          Forms of Award Agreements. As a condition to the grant of an Option or SAR under the Plan, each recipient of an Option or SAR shall execute an Award Agreement in such form not inconsistent with the Plan as may be approved by the Administrator. Such Award Agreements may differ among Participants and among Stock Awards.

(b)          Exercise Price and Base Value. Subject to Section 3(b), the exercise price, or base value from which appreciation is to be measured, per share of Common Stock subject to a Stock Option or SAR, as applicable, shall be determined by the Administrator; provided, however, that the exercise price of an Option or base value of a SAR shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant of such Option or SAR, or less than 110% of such Fair Market Value in the case of an Incentive Stock Option granted to a Participant described in Section 6(b). Except in connection with a corporate transaction involving the Company (which term shall include, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares) or as otherwise contemplated by Section 10 or Section 11 of the Plan, the Company may not, without obtaining stockholder approval in accordance with the applicable requirements of the NASDAQ Global Select Market, (A) amend the terms of outstanding Stock Options or SARs to reduce the exercise price or base value of such Stock Options or SARs, (B) cancel outstanding Stock Options or SARs in exchange for Stock Options or SARs with an exercise price or base value that is less than the exercise price or base value of the original Stock Options or SARs, or (C) cancel outstanding Stock Options or SARs that have an exercise price or base value greater than the fair market value of a share of Stock on the date of such cancellation in exchange for cash or other consideration.

(c)          Payment of Exercise Price. Payment of the exercise price of Options granted under the Plan shall be made by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such Options or through a broker-assisted exercise program acceptable to the Administrator, or, to the extent legally permissible and acceptable to the Administrator, (i) by delivery to the Company of shares of Common Stock of the Company already owned by the Participant having a Fair Market Value equal in amount to the exercise price of the Options being exercised, (ii) through the withholding of shares of Common Stock otherwise to be delivered upon exercise of the Option having a Fair Market Value equal to the aggregate exercise price of the Option being exercised, or (iii) by any other means approved by the Administrator. The Fair Market Value of any non-cash consideration which may be delivered upon exercise of an Option shall be determined by the Administrator.

(d)          Maximum Term. Except as otherwise provided in Section 6 regarding Incentive Stock Options, Options and SARs will have a maximum term of 10 years from the date of grant, subject to earlier termination as provided in the Plan or the applicable Award Agreement.

(e)          Exercise of Options and SARs. Unless the Administrator expressly provides otherwise, no Option or SAR will be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator), which may be an electronic notice, signed (including electronic signature in form acceptable to the Administrator) by the appropriate person and, in the case of an Option, accompanied by any payment required under the Option. An Option or SAR exercised by any person other than the Participant will not be deemed to have been exercised until the Administrator has received such evidence as it may require that the person exercising the Stock Award has the right to do so. Notwithstanding the foregoing, unless otherwise provided by the Administrator in an Award Agreement, if (i) a Participant holds an outstanding but unexercised Option or SAR on the date that is ten (10) years from the date of grant (or, in the case of an Option or SAR with a maximum term of less than ten (10) years, the last day of such maximum term) and has not exercised such Option or SAR as of the regular closing time of the exchange on which the Common Stock is traded on the last day of the applicable term of the Option or SAR, (ii) on such date the Common Stock is publicly traded, and (iii) at such time the Fair Market Value of a share of Common Stock is greater than the exercise price or base value applicable to such Option or SAR, such Option or SAR, to the extent then vested and exercisable, shall be automatically exercised on the last day of the applicable term, and the number of shares of Common Stock otherwise to be delivered upon exercise of the Option or SAR shall be reduced by, in the case of an Option, a number of shares having a Fair Market Value equal to the aggregate exercise price of the Option being exercised and, in the case of an Option or SAR, a number of shares having a Fair Market Value equal to the amount necessary to satisfy any applicable tax withholding obligation (but not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules).

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(f)           Vesting and Effect of Termination of Employment or Other Service Relationship. Subject to Section 8(b) below, the Administrator will determine the time or times at which an Option or SAR will vest or become exercisable and the terms on which an Option or SAR will remain exercisable. Unless the Administrator expressly provides otherwise, however, the following rules will apply when a Participant’s employment or other service relationship with the Company ceases:

(i)                 Immediately upon the cessation of the Participant’s employment or other service relationship and except as provided in (ii) and (iii) below, each Option or SAR that is then held by the Participant or by the Participant’s permitted transferees, if any, will cease to be exercisable and will terminate.

(ii)                Subject to (iii) and (iv) below, all Options and SARs held by the Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s employment or other service relationship with the Company, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of three months or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(f)(ii), and will thereupon immediately terminate.

(iii)              All Options and SARs held by a Participant or the Participant’s permitted transferees, if any, immediately prior to (A) the cessation of the Participant’s employment or other service relationship due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) or (B) the Participant’s death within three months following the Participant’s termination of employment, to the extent then exercisable, will remain exercisable for the lesser of (i) a period of twelve (12) months or (ii) the period ending on the latest date on which such Option or SAR could have been exercised without regard to this Section 5(f)(iii), and will thereupon immediately terminate.

(iv)              All Options and SARs (whether or not exercisable) held by a Participant or the Participant’s permitted transferees, if any, immediately prior to the cessation of the Participant’s employment or other service relationship with the Company will immediately terminate upon such cessation of employment or other service relationship if the termination is for Cause.

6.	Special Provisions for Incentive Stock Options.

Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

(a)          Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the Award Agreement evidencing the grant of Incentive Stock Options.

(b)         10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such Option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such employee:

(i)                 the exercise price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

(ii)                the Option may not be exercisable after the expiration of five years from the date of grant.

(c)          Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to be Incentive Stock Options shall not be Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

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(d)          Continuous Employment. Except as provided in Section 5(f) above, no Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of the Option, employed by the Company. For all purposes of the Plan and any Incentive Stock Option granted hereunder, “employment” shall be defined in accordance with the provisions of Section 1.421-1(h) of the Income Tax Regulations (or any successor regulations).

7.	Provisions of Other Stock Awards.

(a)          Restricted Stock Awards. As a condition to the grant of an award of Restricted Stock under the Plan, each recipient of Restricted Stock shall execute an Award Agreement. The terms and conditions of such Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(i)                 Purchase Price. At the time of the grant of an award of Restricted Stock, the Administrator will determine the price to be paid by the Participant for each share subject to the award, if any.

(ii)               Consideration. At the time of the grant of an award of Restricted Stock, the Administrator will determine the consideration permissible for the payment of the purchase price of the Restricted Stock. The purchase price of the shares of Common Stock acquired pursuant to an award of Restricted Stock shall be paid in one of the following ways: (i) in cash at the time of purchase; (ii) by services rendered or to be rendered to the Company; or (iii) in any other form of legal consideration that may be acceptable to the Administrator.

(iii)             Vesting. At the time of grant of an award of Restricted Stock, the Administrator will determine the conditions under which shares of Restricted Stock will vest or no longer be subject to a substantial risk of forfeiture or repurchase option in favor of the Company, which conditions will be set forth in the applicable Award Agreement.

(iv)             Termination of Participant’s Service. Except as otherwise provided in the applicable Award Agreement, shares of Restricted Stock that have not vested will be forfeited upon the termination of the Participant’s employment or other service relationship with the Company for any reason.

(b)          Restricted Stock Units. As a condition to the grant of RSUs under the Plan, each recipient of an RSU shall execute an RSU Award Agreement in such form not inconsistent with the Plan as may be approved by the Administrator. The terms and conditions of RSU Award Agreements may change from time to time, and the terms and conditions of separate RSU Award Agreements need not be identical; provided, however, that each RSU Award Agreement shall include (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:

(i)                  Consideration. At the time of grant of an award of RSUs, the Administrator will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the award.

(ii)                Vesting. At the time of the grant of an award of RSUs, the Administrator may impose such restrictions or conditions to the vesting of the shares subject to the award as it deems appropriate.

(iii)              Payment. RSUs may be settled by the delivery of shares of Common Stock, their cash equivalent, or a combination of the two, as the Administrator deems appropriate. Settlement of RSUs shall occur no later than two and one-half (2½) months following the year in which such RSUs vest, unless the applicable Award Agreement expressly provides that the award of RSUs is intended to comply with the rules applicable to non-qualified deferred compensation under Section 409A.

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(iv)               Termination of Participant’s Service. Except as otherwise provided in the applicable Award Agreement, RSUs (and any related dividend equivalents) that have not vested will be forfeited upon the termination of the Participant’s employment or other service relationship with the Company for any reason and RSUs, whether vested or unvested, will be forfeited immediately upon the termination of the Participant’s employment or other service relationship with the Company if the termination is for Cause.

8.	Additional Terms Applicable to all Stock Awards.

(a)          Award Provisions. The Administrator will determine the terms of all Stock Awards, subject to the limitations provided in the Plan. By accepting (or, under such rules as the Administrator may prescribe, being deemed to have accepted) a Stock Award, the Participant will be deemed to have agreed to the terms of the Stock Award and the Plan. Notwithstanding any provision of this Plan to the contrary, awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition may contain terms and conditions that are inconsistent with the terms and conditions specified herein, as determined by the Administrator.

(b)          Vesting. Notwithstanding anything provided in Section 5(f), Section 7(a)(iii), Section 7(b)(ii) or Section 11 hereof, no Stock Award shall vest prior to the first anniversary of the grant date. Notwithstanding the foregoing, a number of shares of Common Stock not exceeding 5% of the number of shares of Common Stock that may be delivered in satisfaction of Stock Awards may be delivered in satisfaction of Stock Awards that are not subject to the minimum vesting period specified in the preceding sentence. Nothing in this Section 8(b) shall preclude the Administrator from taking action, in its sole discretion, to accelerate the vesting of any Stock Award in connection with or following the cessation of a Participant’s employment or other service relationship due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto), or accelerating the vesting of Stock Awards pursuant to Section 11 below.

(c)          Nontransferability of Stock Awards. Except as provided in this Section 8(c), Stock Awards shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and, in the case of Options and SARs, during the life of the Participant, shall be exercisable only by the Participant. Awards, other than Incentive Stock Options, may be transferred pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act) or as otherwise expressly permitted by the Administrator in the applicable Award Agreement.

(d)          Investment Representations. The Company may require any person to whom a Stock Award is granted, as a condition of receiving or exercising such Stock Award, as applicable, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the Stock Award for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

(e)          Compliance with Securities Laws. Each Stock Award shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such Stock Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such Stock Award may not be issued or exercised, as applicable in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Administrator. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

(f)           Additional Restrictions. The Administrator may cancel, rescind, withhold or otherwise limit or restrict any Stock Award at any time if the Participant is not in compliance with all applicable provisions of the applicable Award Agreement and the Plan, or if the Participant breaches any agreement with the Company with respect to non-competition, non-solicitation or confidentiality. Without limiting the generality of the foregoing, the Administrator may recover Stock Awards made under the Plan and payments under or gain in respect of any Stock Award in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by applicable law or applicable stock exchange listing standards, including, without limitation, Section 10D of the Exchange Act.

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(g)          Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts (on terms and subject to conditions established by the Administrator) in lieu of cash dividends or other cash distributions with respect to Common Stock subject to a Stock Award whether or not the holder of such Stock Award is otherwise entitled to share in the actual dividend or distribution in respect of such Stock Award. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the requirements of Section 409A. Dividends or dividend equivalent amounts payable in respect of Stock Awards that are subject to restrictions may be subject to such limits or restrictions as the Administrator may impose. Notwithstanding the foregoing, no dividends or dividend equivalents may be paid to a Participant in connection with a Stock Award prior to the date on which such Stock Award vests.

(h)         Section 162(m). In the case of any Performance Award (other than an Option or SAR) intended to qualify for the performance-based compensation exception under Section 162(m), the Administrator will establish the applicable Performance Criterion or Criteria in writing no later than ninety (90) days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Stock Award as performance-based compensation under Section 162(m)) and, prior to the event or occurrence (grant, vesting or payment, as the case may be) that is conditioned on the attainment of such Performance Criterion or Criteria, will certify in writing whether it or they have been attained. Except as otherwise determined by the Administrator, the provisions of this Section 8(h) relating to Performance Awards shall not apply to Stock Awards granted on or after December 22, 2017.

(i)           Coordination with Other Plans. Stock Awards under the Plan may be granted in tandem with, or in satisfaction of or substitution for, other Stock Awards under the Plan or awards made under other compensatory plans or programs of the Company. For example, but without limiting the generality of the foregoing, awards under other compensatory plans or programs of the Company may be settled in Common Stock (including, without limitation, Unrestricted Stock) if the Administrator so determines, in which case the shares delivered will be treated as awarded under the Plan (and will reduce the number of shares thereafter available under the Plan in accordance with the rules set forth in Section 4). In any case where an award is made under another plan or program of the Company and such award is intended to qualify for the performance-based compensation exception under Section 162(m), and such award is settled by the delivery of Common Stock or another Stock Award under the Plan, the applicable Section 162(m) limitations under both the other plan or program and under the Plan will be applied to the Plan as necessary (as determined by the Administrator) to preserve the availability of the Section 162(m) performance-based compensation exception with respect thereto.

(j)           Section 409A. Each Award Agreement will contain such terms as the Administrator determines, and will be construed and administered, such that the Stock Award either qualifies for an exemption from the requirements of Section 409A or satisfies such requirements.

9.	Rights as a Stockholder.

Nothing in the Plan will be construed as giving any person the rights as a stockholder with respect to any shares of Common Stock underlying a Stock Award (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) except as to shares of Common Stock actually issued under the Plan. Except as otherwise provided in an Award Agreement, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such shares of Common Stock are issued.

10.	Adjustment Provisions for Recapitalizations and Related Transactions.

(a)           If (i) the outstanding shares of Common Stock are (A) exchanged for a different number or kind of shares or other securities of the Company or (B) increased or decreased as a result of any recapitalization, reclassification, stock dividend, stock split or reverse stock split or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made to (1) the maximum number and kind of shares reserved for issuance under the Plan, (2) the maximum number of shares that can be issued upon exercise of Incentive Stock Options under the Plan, (3) the limitations on Stock Awards pursuant to Section 4(c) and (d), (4) the number and kind of shares or other securities subject to any then outstanding Stock Awards under the Plan, and (5) the exercise or purchase prices (or base values) relating to Stock Awards and any other provision of Stock Awards affected by such change, without (in the case of Options or SARs) changing the aggregate exercise price or base values for such Stock Awards. Any adjustment made pursuant to this Section 10 shall be made by the Administrator having due regard, where applicable, for the qualification of Incentive Stock Options under Section 422, the requirements of Section 409A and the performance-based compensation rules of Section 162(m).

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(b)          Any adjustments under this Section 10 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

11.	Merger, Consolidation, Asset Sale, Liquidation, etc.

(a)          General. In the event of (i) a consolidation, merger, combination or reorganization of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity, (ii) the sale, lease or other disposition of all or substantially all of the assets of the Company, (iii) a transaction or series of related transactions involving a person or entity, or a group of affiliated persons or entities (but excluding any employee benefit plan or related trust sponsored or maintained by the Company or an affiliate) in which such persons or entities become the owners, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities (a “Securities Acquisition”) other than by virtue of a merger, consolidation or similar transaction, or (iv) a dissolution or liquidation of the Company (hereinafter, each of the events described in (i) through (iv) above shall be a “Corporate Transaction”), if such Stock Awards are not assumed, or equivalent stock awards are not substituted, by the acquiring or succeeding corporation (or an affiliate thereof), the Administrator will provide that all or any outstanding Stock Awards shall become vested and exercisable (or that any reacquisition or repurchase rights held by the Company shall lapse) at or immediately prior to such event, and will (1) upon written notice to the Participants, provide that all Stock Awards that are outstanding, whether vested or unvested and whether exercisable or unexercisable, including Stock Awards that are “out-of-the-money” or “underwater,” will terminate immediately prior to the consummation of a Corporate Transaction, unless exercised (to the extent then vested and exercisable) by the Participant within a specified period following the date of such notice, if applicable, or (2) in the event of a consolidation, merger, combination, reorganization or Securities Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the transaction (the “Sale Price”), make or provide for a cash payment to the Participant equal to the difference between (A) the Sale Price times the number of shares of Common Stock subject to such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price), and (B) the aggregate exercise price of all such outstanding Stock Awards (to the extent then vested or exercisable at prices not in excess of the Sale Price) in exchange for the termination of such Stock Awards. In the event of a Corporate Transaction, if such Stock Awards are assumed, or equivalent stock awards are substituted, by the acquiring or succeeding corporation (or an affiliate thereof), the Administrator shall provide that such Stock Awards shall continue in existence with appropriate adjustments or modifications, provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code. Notwithstanding anything to the contrary in this Section 11(a), the vesting of any performance-based Stock Awards will be determined based on the greater of (i) assumed achievement of the applicable performance goals at 100% of the performance target, as provided in the Award Agreement with the result prorated based on the period of the Participant’s actual employment or other service relationship with the Company prior to the Corporate Transaction during the applicable full performance period, or (ii) actual achievement of the applicable performance goals, as provided in the Award Agreement, through the date of the consummation of the Corporate Transaction. Except as the Administrator may otherwise determine in any case, each Stock Award will automatically terminate (and in the case of outstanding shares of Restricted Stock will be forfeited automatically) upon consummation of the Corporate Transaction, other than Stock Awards assumed pursuant to clause (1) of this Section 11(a).

(b)          Substitute Options. The Company may grant Stock Awards under the Plan in substitution for Stock Awards held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger, consolidation, combination or reorganization of the employing corporation with the Company or a subsidiary of the Company, or as the result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Stock Awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.

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12.	No Employment Rights.

Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her employment or other service relationship with the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant. The loss of existing or potential profit in a Stock Award will not constitute an element of damages in the event of a termination of a Participant’s employment or other service relationship with the Company for any reason, even if the termination is in violation of an obligation of the Company to the Participant.

13.	Other Employee Benefits.

Except as to plans which by their terms include such amounts as compensation or as otherwise specifically determined by the Administrator, the amount of any compensation deemed to be received by an employee as a result of the issuance of a Stock Award, the lapse of any restrictions thereon, or the exercise of an Option or SAR, or the sale of shares received upon such exercise will not constitute compensation for purposes of determining any other employee benefits of such employee, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan.

14.	Amendment of the Plan and Stock Awards.

(a)          The Board may at any time, and from time to time, modify or amend the Plan in any respect, except that any such modification or amendment (i) shall be subject to stockholder approval if the approval of the stockholders of the Company is required under Section 422 or any successor provision with respect to Incentive Stock Options, Rule 16b-3 (if then applicable), Section 162(m), or any other applicable tax or securities law or stock exchange listing requirements, and (ii) shall not adversely affect the rights under any Stock Award previously granted to a Participant without the Participant’s consent.

(b)          With the consent of the affected Participant, the Administrator may amend outstanding Stock Award Agreements in a manner not inconsistent with the Plan, provided, however, that, without the consent of the affected Participant, the Administrator shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422, (ii) the terms and provisions of the Plan and of any outstanding Stock Award to the extent necessary to ensure (A) the qualification of the Plan under Rule 16b-3 (if then applicable) or (B) compliance with, or exemption from, Section 409A.

15.	Withholding.

(a)          The delivery, vesting and retention of Common Stock, cash or other property under a Stock Award are conditioned upon full satisfaction by the Participant of all tax withholding requirements with respect thereto. The Administrator will prescribe such rules for the withholding of taxes as it deems appropriate. The Company shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state or local taxes of any kind required by law to be withheld with respect to any shares of Common Stock issued, or cash or other property delivered, in settlement of a Stock Award, upon the exercise of Options or SARs, and upon the lapse of any restrictions with respect to a Stock Award. Subject to the prior approval of the Administrator, which may be withheld in its sole discretion, a Participant may elect (i) to cause the Company to hold back shares of Common Stock from a Stock Award or (ii) to deliver to the Company shares of Common Stock already owned by the Participant in satisfaction of tax withholding obligations but, in each case, not in excess of the maximum withholding amount consistent with the award being subject to equity accounting treatment under the Accounting Rules. The shares of Common Stock so delivered or held back shall have a Fair Market Value equal to such withholding obligation. The Fair Market Value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 15(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

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(b)          Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3 (unless it is intended that the transaction not qualify for exemption under Rule 16b-3).

16.	Effective Date and Duration of the Plan.

(a)          Effective Date. The Plan is effective as of the Amendment Date, subject to its approval by the Company’s stockholders at the Company’s annual meeting in 2020. If such stockholder approval is not obtained within twelve months after the Amendment Date, Options and SARs granted under the Plan shall not vest and shall terminate and neither Options nor SARs shall be granted thereafter under the Plan. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board; amendments requiring stockholder approval (as provided in Section 14) shall become effective when adopted by the Board, but no Options or SARs granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Options or SARs) and no other Stock Award shall be granted, unless and until such amendment shall have been approved by the Company’s stockholders. If such stockholder approval is not obtained within twelve months of the Board’s adoption of such amendment, any Options or SARs granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such Options or SARs. Subject to this limitation, Stock Awards may be granted under the Plan at any time after the Amendment Date and before the termination of the Plan as provided in Section 16(b) below.

(b)          Termination. The Board may suspend or terminate the Plan at any time, except that such suspension or termination of the Plan shall not adversely affect a Participant’s rights under a Stock Award previously granted to the Participant while the Plan is in effect without the consent of the Participant. Unless sooner terminated in accordance with this Section or Section 11, the Plan shall terminate upon the close of business on the day immediately preceding the (10th) tenth anniversary of the Adoption Date. Stock Awards outstanding on such date shall remain in force and effect in accordance with their terms.

17.	Provision for Foreign Participants; Sub Plans.

(a)          The Administrator may, without amending the Plan, modify Stock Awards granted to Participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(b)          The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board will establish such sub-plans by adopting supplements to the Plan setting forth (i) such limitations on the Board’s discretion under the Plan as it deems necessary or desirable and (ii) such additional terms and conditions not otherwise inconsistent with the Plan as it deems necessary or desirable. All supplements so established will be deemed to be part of the Plan, but each supplement will apply only to Participants within the affected jurisdiction (as determined by the Administrator).

18.	Miscellaneous.

(a)          Waiver of Jury Trial. By accepting a Stock Award under the Plan, each Participant waives any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan and any Stock Award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting a Stock Award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit disputes arising under the terms of the Plan or any Stock Award made hereunder to binding arbitration or as limiting the ability of the Company to require any eligible individual to agree to submit such disputes to binding arbitration as a condition of receiving a Stock Award hereunder.

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(b)          Limitation of Liability. Notwithstanding anything to the contrary in the Plan, neither the Company nor the Administrator, nor any person acting on behalf of the Company or the Administrator, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of a Stock Award by reason of any acceleration of income, or any additional tax (including any interest and penalties), by reason of the failure of a Stock Award to satisfy the requirements of Section 422 or Section 409A or by reason of Section 4999 of the Code, or otherwise asserted with respect to the Stock Award.

19.	Governing Law.

(a)          Certain Requirements of Corporate Law. Stock Awards will be granted and administered consistent with the requirements of applicable Delaware law relating to the issuance of stock and the consideration to be received therefor, and with the applicable requirements of the stock exchanges or other trading systems on which the Common Stock is listed or entered for trading, in each case as determined by the Administrator.

(b)          Other Matters. Except as otherwise provided by the express terms of an Award Agreement, under a sub-plan described in Section 17(b) or as provided in Section 19(a) above, the provisions of the Plan and of Stock Awards under the Plan and all claims or disputes arising out of or based upon the Plan or any Stock Award under the Plan or relating to the subject matter hereof or thereof will be governed by and construed in accordance with the domestic substantive laws of the State of Maryland without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

(c)          Jurisdiction. By accepting a Stock Award, each Participant will be deemed (a) to have submitted irrevocably and unconditionally to the jurisdiction of the federal and state courts located within the geographic boundaries of the United States District Court for the District of Maryland for the purpose of any suit, action or other proceeding arising out of or based upon the Plan or any Stock Award; (b) to agree not to commence any suit, action or other proceeding arising out of or based upon the Plan or a Stock Award, except in the federal and state courts located within the geographic boundaries of the United States District Court for the District of Maryland; and (c) to have waived and agreed not to assert, by way of motion as a defense or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the Plan or a Stock Award or the subject matter thereof may not be enforced in or by such court.

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Exhibit A

“Accounting Rules”: Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor provision.

“Administrator”: The Compensation Committee, except that the Compensation Committee may delegate (i) to one or more of its members (or one or more other members of the Board (including the full Board)) such of its duties, powers and responsibilities as it may determine; (ii) to one or more officers of the Company the power to grant Stock Awards to the extent permitted by Section 157(c) of the Delaware General Corporation Law; and (iii) to such employees or other persons as it determines such ministerial tasks as it deems appropriate. In the event of any delegation described in the preceding sentence, the term “Administrator” will include the person or persons so delegated to the extent of such delegation.

“Adoption Date”: March 5, 2015

“Amendment Date”: March 20, 2020

“Award Agreement”: An agreement evidencing the grant of a Stock Award under the Plan.

“Board”: The Board of Directors of the Company.

“Cause”: In the case of any Participant who is party to an employment or severance-benefit agreement that contains a definition of “Cause,” the definition set forth in such agreement will apply with respect to such Participant under the Plan for so long as such agreement is in effect. In the case of any other Participant, “Cause” will mean willful misconduct in connection with the Participant’s employment or service on behalf of the Company, or the willful failure of the Participant to perform his or her responsibilities in the best interests of the Company (including, without limitation, breach, whether willful or not, by the Participant of any provision of any employment or services agreement, nondisclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company), as determined by the Board, which determination is conclusive. The Participant shall be considered to have been discharged “for cause” if the Administrator determines, within 30 days after the termination of the Participant’s employment or other service relationship with the Company for any other purported reason, that discharge for cause was warranted (and the Company may rescind the delivery of shares pursuant to any Stock Award in those circumstances).

“Code”: Internal Revenue Code of 1986, as amended or replaced from time to time.

“Compensation Committee”: The Compensation Committee of the Board.

“Common Stock”: The Company’s common stock, $.01 par value.

“Company”: Novavax, Inc. and the parent and all present and future subsidiaries of Novavax, Inc. as defined in Sections 424(e) and 424(f) of the Code; provided, however, that status as a “parent” or “subsidiary” corporation depends on satisfaction of the criteria in Sections 424(e) and (f) of the Code as of the date on which such determination is being made and does not necessarily continue to exist merely because it existed as of the date of grant of an Option or other Stock Award.

“Corporate Transaction”: The meaning set forth in Section 11(a).

“Exchange Act”: The Securities Exchange Act of 1934, as amended.

“Fair Market Value”: As of any date, the value of the Common Stock determined as follows:

(1) If the Common Stock is listed on any established stock exchange, including but not limited to the NASDAQ Global Select Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or in the case of multiple exchanges, the exchange with the greatest volume of trading in the Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable. If the day of determination is not a market trading day, then the trading day immediately preceding the day of determination shall be used.

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(2) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator consistent with the requirements of Section 409A.

“Incentive Stock Options”: An Option intended to be an “incentive stock option” within the meaning of Section 422.

“Non-Statutory Options”: An Option that is not intended to be an Incentive Stock Option.

“Option”: An option entitling the holder to acquire shares of Common Stock upon payment of the exercise price.

“Participant”: An individual who is granted or receives a Stock Award under the Plan.

“Performance Award”: A Stock Award subject to Performance Criteria. The Administrator in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) as well as Performance Awards that are not intended so to qualify.

“Performance Criteria”: Specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of a Stock Award. For purposes of Stock Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion will mean an objectively determinable measure or measures of performance relating to any or any combination of the following (measured either absolutely or by reference to an index or indices and determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or equity expense, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital, capital employed or assets; one or more operating ratios; operating income or profit, including on an after-tax basis; net income; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; sales of particular products or services; customer acquisition or retention; acquisitions and divestitures (in whole or in part); joint ventures, strategic alliances, licenses or collaborations; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) or refinancings; manufacturing or process development; or achievement of clinical trial or research objectives, regulatory or other filings or approvals or other product development milestones. A Performance Criterion and any targets with respect thereto determined by the Administrator need not be based upon an increase, a positive or improved result or avoidance of loss. To the extent consistent with the requirements for satisfying the performance-based compensation exception under Section 162(m), the Administrator may provide in the case of any Stock Award intended to qualify for such exception that one or more of the Performance Criteria applicable to such Stock Award will be adjusted in an objectively determinable manner to reflect events (for example, the impact of charges for restructurings, discontinued operations, mergers, acquisitions, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of tax or accounting changes, each as defined by U.S. generally accepted accounting principles) occurring during the performance period that affect the applicable Performance Criterion or Criteria.

“Plan”: The Novavax, Inc. 2015 Stock Incentive Plan, as amended and restated on the Amendment Date, and as further amended from time to time.

“Reporting Person”: Individuals who are required to file reports under Section 16(a) of the Exchange Act.

“Restricted Stock”: Common Stock subject to forfeiture or restrictions requiring that it be redelivered or offered for sale to the Company if specified conditions are not satisfied.

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“Restricted Stock Unit” or “RSU”: A Stock Unit that is, or as to which the delivery of Common Stock or cash in lieu of Common Stock is, subject to the satisfaction of specified performance or other vesting conditions.

“Rule 16b-3”: Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

“Sale Price”: The meaning set forth in Section 11(a).

“Section 162(m)”: Section 162(m) of the Code. “Section 162(m)”, as such term is used in Section 8(h) and elsewhere in the Plan in the context of the “performance-based compensation exception”, shall refer to Section 162(m) of the Code as in effect prior to December 22, 2017, including the regulations thereunder and other applicable Internal Revenue Service guidance, whether promulgated or issued before or after December 22, 2017.

“Section 422”: Section 422 of the Code.

“Securities Acquisition”: The meaning set forth in Section 11(a).

“Stock Appreciation Right” or “SAR”: A right entitling the holder upon exercise to receive an amount (payable in cash or in shares of Common Stock of equivalent value) equal to the excess of the Fair Market Value of the shares of Common Stock subject to the right over the base value from which appreciation under the SAR is to be measured.

“Stock Awards”: Any or a combination of the following:

(a)         Options (including Incentive Stock Options and Non-Statutory Options),

(b)         Stock Appreciation Rights,

(c)         Restricted Stock,

(d)         Unrestricted Stock,

(e)         Stock Units,

(f)          Restricted Stock Units, and

(g)         Performance Awards.

“Stock Unit”: An unfunded and unsecured promise, denominated in shares of Common Stock, to deliver Common Stock or cash measured by the value of Common Stock in the future.

“Unrestricted Stock”: Common Stock not subject to any restrictions under the terms of the Stock Award.

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PROXY NOVAVAX, INC. Annual Meeting of Stockholders June 25, 2020 at 8:30 AM EDT THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF NOVAVAX, INC. The undersigned stockholder(s) of Novavax hereby appoint(s) Stanley C. Erck and John A. Hermann lll, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Novavax, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM EDT on June 25, 2020 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held in a virtual meeting format only. In order to attend the meeting, you must register at http://www.viewproxy.com/Novavax/2020 by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting at http://www.viewproxy.com/Novavax/2020/VM by logging in using the password you received via email in your registration confirmation. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE t t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 25, 2020. The Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2019 are available at: http://www.viewproxy.com/Novavax/2020

Please mark your votes like this ☒ The Board of Directors recommends a vote FOR the Nominees listed, and FOR Proposals 2, 3, and 4. FOR AGAINST ABSTAIN ☐ ☐ ☐ 1. To elect two directors as Class I directors to serve on the board of directors of the Company, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders. Nominees: 01. Stanley C. Erck 02. Rajiv I. Modi, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. 3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 7,100,000 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. FOR AGAINST ABSTAIN ☐ ☐ ☐ ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ FOR AGAINST ABSTAIN ☐ ☐ ☐ I plan to attend the meeting ☐ Date:______________________________________________________________ __________________________________________________________________ Signature _______________________________________________________________Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. ☐ Change of Address — Please print new address below ____________________________________________ ____________________________________________ ____________________________________________ VIRTUAL CONTROL NUMBER t t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of Novavax, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM EDT on June 24, 2020. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone

INTERNET Vote Your Shares on the Internet: Go to http://www.AALvote.com/NVAX Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. (

Novavax, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 25, 2020 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Combination Document are available at http://www.viewproxy.com/Novavax/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 17, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” Voting Items 1. To elect two directors as Class I directors to serve on the board of directors of the Company, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders. 01. Stanley C. Erck 02. Rajiv I. Modi, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. 3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 7,100,000 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the Nominees listed, and FOR Proposals 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/Novavax/2020. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instruc-tions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. INTERNET TELEPHONE E-MAIL VIRTUAL CONTROL NO.

Novavax, Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on June 25, 2020 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Notice and Combination Document are available at http://www.viewproxy.com/Novavax/2020. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for a copy. Please make your request for a copy as instructed below on or before June 17, 2020 to facilitate timely delivery. Important information regarding the Internet availability of the company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” Voting Items 1. To elect two directors as Class I directors to serve on the board of directors of the Company, each for a three-year term expiring at the 2023 Annual Meeting of Stockholders. 01. Stanley C. Erck 02. Rajiv I. Modi, Ph.D. 2. To approve, on an advisory basis, the compensation paid to our Named Executive Officers. 3. To amend and restate the Novavax, Inc. Amended and Restated 2015 Stock Incentive Plan, as amended to increase individual and non-employee director stock award limits granted to any person in any calendar year, and to increase the number of shares of the Company’s common stock, par value $0.01, available for issuance thereunder by 7,100,000 shares. 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. 5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote FOR the Nominees listed, and FOR Proposals 2, 3, and 4. The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/Novavax/2020. Have your 11 digit Virtual Control Number (located below) available when you access the website and follow the instructions. 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit Virtual Control Number (located below) in the subject line. No other requests, instruc-tions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit Virtual Control Number located in the box below. INTERNET TELEPHONE E-MAIL VIRTUAL CONTROL NO. NOVAVAX, INC. HOW TO REGISTER FOR THE VIRTUAL ANNUAL MEETING The 2020 Annual Meeting of Stockholders of Novavax, Inc. will be held virtually on June 25, 2020 at 8:30 a.m. EDT. As a Registered Holder, you may vote your shares at the Annual Meeting of Stockholders by first registering at http://www.viewproxy.com/Novavax/2020 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on June 22, 2020. On the day of the Annual Meeting of Stockholders, if you have properly registered you may log in to the meeting at http://www.viewproxy.com/Novavax/2020/VM using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement in the section titled “INFORMATION CONCERNING THE ANNUAL MEETING - “How can I attend the virtual Annual Meeting?” and “How do I vote?” PROXY MATERIALS AVAILABLE TO VIEW OR RECEIVE The following proxy materials are available to you for review at:http://www.viewproxy.com/Novavax/2020 Notice and Combination Document ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Virtual Control Number to vote by Internet or request a paper copy of the proxy materials. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/Novavax/2020 or By email at: requests@viewproxy.com Please include the company name and your Virtual Control Number in the e-mail subject line.